UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549
SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No. N/A)
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Definitive Proxy Statement

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Soliciting Material Pursuant to Rule 14a-12

Berry Global Group, Inc.

(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

DEAR
STOCKHOLDER:
January 4, 2024

The directors and officers of Berry Global Group, Inc. join me in inviting you to attend our Annual Meeting of Stockholders on February 14, 2024 at 10:00 a.m., Central Time, at the Bally’s Evansville Executive Conference Center, 450 NW Riverside Dr., Evansville, Indiana 47708. The formal notice of this Annual Meeting and the Proxy Statement appear on the following pages. After reading the Proxy Statement, please submit your proxy through the Internet or by touch-tone telephone, or complete, sign, date and promptly return the proxy card by mail in the enclosed postage paid, self-addressed envelope. We must receive votes submitted via mail, the Internet (via www.proxyvote.com) or by touch-tone telephone by 11:59 p.m., Eastern Time, on February 13, 2024 in order for them to be counted at the Annual Meeting unless you intend to vote in person. We encourage you to vote via the Internet using the control number that appears on the front of your proxy card and to choose to view future mailings electronically rather than receiving them on paper.
We urge you to submit your proxy promptly. Even after submitting the proxy, you may, of course, vote in person on all matters brought before the meeting.
Sincerely,
Kevin J. Kwilinski, Chief Executive Officer
KEVIN J. KWILINSKI Chief Executive Officer

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
BERRY GLOBAL GROUP, INC.
DATE AND TIME February 14, 2024 10:00 a.m., Central Time
WHERE Bally’s Evansville Executive Conference Center 450 NW Riverside Dr., Evansville, Indiana 47708

RECORD DATE
Only stockholders of record at the close of business on December 27, 2023, the record date, are entitled to notice of and to vote at this meeting and any adjournments or postponements of this meeting.

ITEMS OF BUSINESS
(1)
To elect the eleven director nominees named in this Proxy Statement to Berry’s Board of Directors for one-year terms;

(2)
To ratify the selection of Ernst & Young LLP as Berry’s independent registered public accountants for the fiscal year ending September 28, 2024;

(3)
To approve, on an advisory, non-binding basis, our executive compensation;

(4)
To approve a proposal to amend our Amended and Restated Certificate of Incorporation to include an officer exculpation provision;

(5)
To approve a proposal to amend the exclusive forum provision in our Amended and Restated Certificate of Incorporation to make the United States federal courts the exclusive forum for any federal securities law claims; and

(6)
To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

The nominees for election as directors are B. Evan Bayh, Jonathan F. Foster, Meredith R. Harper, Idalene F. Kesner, Kevin J. Kwilinski, Jill A. Rahman, Carl J. Rickertsen, Chaney M. Sheffield, Robert A. Steele, Stephen E. Sterrett, and Peter T. Thomas, each of whom presently serves as a director of Berry. We describe each of the foregoing proposals in more detail in the accompanying Proxy Statement, which you should read in its entirety before voting.
PROXY VOTING
We encourage you to attend our Annual Meeting. Whether you are able to attend or not, we urge you to indicate your vote by completing, signing, dating and returning your proxy card or by Internet or telephone voting as described in the Proxy Statement. We will begin distributing the Proxy Statement and the proxy card(s) on or about January 4, 2024.
By order of the Board of Directors,
/s/ Jason K. Greene
Chief Legal Officer and Secretary

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting to Be Held on Wednesday, February 14, 2024:
The proxy materials for the Annual Meeting are available at www.proxyvote.com.

PROPOSAL 1: ELECTION OF DIRECTORS	53
PROPOSAL 2: RATIFICATION OF SELECTION OF REGISTERED PUBLIC ACCOUNTANTS	54
PROPOSAL 3: ADVISORY, NON-BINDING VOTE ON EXECUTIVE COMPENSATION	55
PROPOSAL 4: APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCLUDE AN OFFICER EXCULPATION PROVISION	56
PROPOSAL 5: APPROVAL OF AMENDMENT TO THE EXCLUSIVE FORUM PROVISION OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCLUDE FEDERAL SECURITIES CLAIMS	58
QUESTIONS AND ANSWERS ABOUT THIS ANNUAL MEETING	60
DELINQUENT SECTION 16(a) REPORTS	64
STOCKHOLDER PROPOSALS	64
OTHER MATTERS	65
EXPENSES OF SOLICITATION	65
HOUSEHOLDING OF PROXY MATERIALS	66
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS	66
ANNEX A – PROPOSED AMENDMENT TO AMENDED & RESTATED CERTIFICATE OF INCORPORATION TO INCLUDE AN OFFICER EXCULPATION PROVISION	A-1
ANNEX B – PROPOSED AMENDMENT TO EXCLUSIVE FORUM PROVISION OF THE AMENDED & RESTATED CERTIFICATE OF INCORPORATION TO INCLUDE FEDERAL SECURITIES CLAIMS	B-1
ANNEX C – GAAP to Non-GAAP Reconciliations	C-1

PROXY STATEMENT SUMMARY
This proxy statement summary highlights information which may be contained elsewhere in this Proxy Statement. This summary does not contain all of the information that you should consider, and you should read the entire Proxy Statement carefully before voting. Page references are supplied to help you find further information in this Proxy Statement.
PROXY VOTING MATTERS
		OUR BOARD’S RECOMMENDATION	PAGE REFERENCE
PROPOSAL 1	ELECTION OF DIRECTORS The Board and the Nominating & Governance Committee believe that the eleven director nominees named in this proxy statement possess the necessary qualifications to provide effective oversight of the Company’s business.	FOR each Director Nominee	53
PROPOSAL 2	RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP AS INDEPENDENT AUDITORS The Audit & Finance Committee and the Board believe that the continued retention of Ernst & Young LLP to serve as the Independent Auditors for the fiscal year ending September 28, 2024 is in the best interests of the Company and its stockholders. As a matter of good corporate governance, stockholders are being asked to ratify the Audit & Finance Committee’s selection of the Independent Auditors.	FOR	54
PROPOSAL 3	EXECUTIVE COMPENSATION The Board recommends that stockholders approve, on an advisory, non-binding basis, our executive compensation.	FOR	55
PROPOSAL 4	APPROVAL OF AMENDMENT TO THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCLUDE AN OFFICER EXCULPATION PROVISION The Board recommends that stockholders approve an amendment to our Amended and Restated Certificate of Incorporation to include an officer exculpation provision.	FOR	56
PROPOSAL 5	APPROVAL OF AMENDMENT TO THE EXCLUSIVE FORUM PROVISION OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCLUDE FEDERAL SECURITIES CLAIMS The Board recommends that stockholders approve an amendment to the exclusive forum provision in our Amended and Restated Certificate of Incorporation to make the United States federal courts the exclusive forum for any federal securities law claims.	FOR	58
HOW TO CAST YOUR VOTE
PHONE Call the number shown on your proxy card or voter instruction form by 11:59 p.m., Eastern Time, on February 13, 2024.	INTERNET Visit www.proxyvote.com to vote online by 11:59 p.m., Eastern Time, on February 13, 2024.
MAIL Return your completed and signed proxy card in the postage paid envelope provided or to the address shown on the proxy card. The proxy card must be received by February 13, 2024.	IN PERSON You may vote your shares in person at the Annual Meeting.

BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement   1

PROXY STATEMENT SUMMARY
DIRECTOR NOMINEES
		COMMITTEES(1)(2)
NAME, AGE AND OCCUPATION	DIRECTOR SINCE	AC	CC	NGC	CAAC	OTHER CURRENT PUBLIC COMPANY BOARDS
B. Evan Bayh, 68 IND Senior Advisor with Apollo Global Management	2011					Fifth Third Bancorp, Inc. (NASDAQ: FITB) Marathon Petroleum Corporation (NYSE: MPC) RLJ Lodging Trust (NYSE: RLJ)
Jonathan F. Foster, 63 IND Founder and Managing Director of Current Capital Partners LLC	2014					Masonite International Corporation (NYSE:DOOR) Lear Corporation (NYSE: LEA) Five Point Holdings LLC (NYSE: FPH)
Meredith R. Harper, 52 IND Senior Vice President and Chief Information Security Officer of Synchrony Financial	2023					None
Idalene F. Kesner, 65 IND Dean Emerita of Indiana University’s Kelley School of Business	2014					Olympic Steel, Inc. (NASDAQ: ZEUS) Duke Energy Corporation (NYSE: DUK)
Kevin J. Kwilinski, 54 Chief Executive Officer of Berry Global Group, Inc.	2023					None
Jill A. Rahman, 63 IND Chief Operating Officer of The Greater Chicago Food Depository	2020					TreeHouse Foods (NYSE:THS)
Carl J. (Rick) Rickertsen, 63 IND Managing Partner of Pine Creek Partners	2013					Hut 8 Mining Corp. (NASDAQ: HUT) MicroStrategy Incorporated (NASDAQ: MSTR) Apollo Senior Floating Rate Fund (NYSE: AFT) Apollo Tactical Income Fund Inc. (NYSE: AIF)
Chaney M. Sheffield, Jr., 43 IND Partner and Portfolio Manager, Canyon Partners, LLC	2022					None
Robert A. Steele, 68 IND Retired Procter & Gamble Vice Chairman lobal Health and Well-being	2014					BJ’s Wholesale Club Holdings, Inc. (NYSE: BJ) Newell Brands Inc. (NYSE: NWL)
Stephen E. Sterrett, 68 IND Chair of the Board Retired Sr. Executive Vice President and Chief Financial Officer of Simon Property Group, Inc.	2015					Equity Residential (NYSE: EQR)
Peter T. Thomas, 68 IND Retired Chief Executive Officer and Chairman of the Board of Ferro Corporation	2023					None
Total Number of Meetings During Fiscal Year 2023		4	6	8	3

(1)
As of May 8, 2023, Ms. Rahman replaced Mr. Rickertsen as Chair of the Compensation & Talent Development Committee.

(2)
Mr. Ullem served on the Audit & Finance Committee and the Capital Allocation Advisory Committee during the entirety of fiscal 2023 but will not be standing for re-election to the Board at the annual meeting.

*
Chair

AC = Audit & Finance Committee
CC = Compensation & Talent Development Committee
NGC = Nominating & Governance Committee
CAAC = Capital Allocation Advisory Committee
BOARD REFRESHMENT
As a result of Berry’s continuing focus on Board refreshment efforts, during fiscal 2023 the Board appointed Chaney M. Sheffield, Jr., Meredith R. Harper, and Peter T. Thomas as independent directors. Additionally, we appointed Kevin Kwilinski to serve as a director on our Board, effective October 2, 2023 when he was also appointed as CEO of the Company, with a term expiring at the 2024 Annual Meeting. All are included in the slate of the eleven nominees for election as directors at the 2024 Annual Meeting.

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PROXY STATEMENT SUMMARY
The age, tenure, gender/diversity and skills and experience of the current Board are as follows:
AGE	TENURE	GENDER & RACIAL DIVERSITY

SKILLS AND EXPERIENCE

BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement   3

PROXY STATEMENT SUMMARY
GOVERNANCE HIGHLIGHTS
We are committed to good corporate governance, which promotes the long-term interests of stockholders, strengthens Board and management accountability and helps build public trust in the Company. The Corporate Governance section beginning on page 21 describes our governance framework, which includes the following highlights:
Board Independence	• 11 of 12 independent directors • Regular independent director executive sessions • Independent Board Committees
Independent Chair of the Board	• Chair and CEO roles separated with Stephen Sterrett serving as new Independent Chairman
Board Refreshment
•
Added five new directors in last six years

•
Balance of new and continuing directors, with average tenure for all directors of 6 years

•
Guidelines providing for tenure limitations upon the earlier of 15 years on the Board or reaching 75 years of age

Accountability to Stockholders	• Proxy Access • Uncontested Director Election Majority Voting/Director Resignation Policy • Annual election of all directors • No shareholder rights plan • Special meeting rights
Risk Oversight	• Board is responsible for risk oversight • Designated Board committees have oversight of certain key risk areas
Succession Planning	• The Board regularly reviews senior management succession and development plans • The Board regularly evaluates Board succession
Robust Director and Executive Officer Share Ownership Guidelines	• The Board policy encourages directors and Company management to hold a meaningful financial interest in the Company
Compensation Recovery Policy
•
Our Compensation Recovery Policy provides for the recovery of certain executive compensation in the event the Company is required to restate its financial statements under certain circumstances described by the NYSE’s listing standards

Other Governance Practices	• Annual Board and Committee Self-Evaluations • Active and robust ethics and compliance program

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PROXY STATEMENT SUMMARY
EXECUTIVE COMPENSATION HIGHLIGHTS
Our Compensation Philosophy — Pay for Performance. The Company believes that executive compensation should be designed to align closely the interests of its executive officers and stockholders and to attract, motivate, reward and retain superior management talent. For fiscal 2023, the Company’s executive compensation was comprised of the following components:
		PLAN	PURPOSE	RELEVANT PERFORMANCE METRIC AND DESCRIPTION
ANNUAL/SHORT TERM INCENTIVE	FIXED	Base Salary	To provide fair and competitive compensation for individual performance and level of responsibility associated with position held	Based on individual performance, position, and responsibility
	VARIABLE	Executive Bonus Plan	To provide a short-term annual performance-based cash incentive opportunity through a bonus plan that is based upon achievement of the established performance goals
Bonus, which we also refer to as short-term incentive or STI, is determined based on three components that are tied directly to the performance of the Company:
•
an Adjusted EBITDA target (70% of the target award);

•
a free cash flow target (20% of the target award); and

•
a Greenhouse Gas emissions reduction target (10% of the target award)

LONG-TERM INCENTIVE		Long-Term Incentive Plan	To provide long-term incentive opportunities in the form of equity and equity-based awards in order to retain those individuals with the leadership abilities necessary for increasing long-term stockholder value while aligning their interests with the interests of our stockholders
•
40% — Stock options vest based on continued service over a four-year period and incentivize performance as the options have value only to the extent the market value of the Company stock increases following grant

•
60% — Performance-based restricted stock units vest, based on the achievement of performance criteria (relative TSR* and ROCE* targets, each with a 50% weighting factor), at the end of the applicable three-year performance period

*
“Relative TSR” is the term we use to refer to total shareholder return relative to an index of our peer companies. “ROCE” is the term we use to refer to return on capital employed.

BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement   5

PROXY STATEMENT SUMMARY
The pie charts below show the mix of CEO and aggregate other Named Executive Officer (NEO) compensation by type and form at target for fiscal 2023:
CEO	OTHER NEOS (AVERAGE)

Based on our actual results for the fiscal year ended September 30, 2023, the Company achieved 100% of the Adjusted EBITDA performance target and achieved 180% of the free cash flow performance target,which resulted in a total annual STI payout to our Named Executive Officers equal to 106% of target STI for fiscal 2023. The Greenhouse gas emissions reduction target is estimated to be achieved at 200% of the target, which would result in a total annual STI payout to our Named Executive Officers equal to 126% of target STI for fiscal 2023. The achievement of the Greenhouse Gas emissions reduction component of our target STI remains subject to a final audit, which is expected to be completed in the first half of calendar 2024, at which time the portion of STI attributable to the Greenhouse Gas emissions reduction will be paid to participants.
OUR VALUES
PARTNERSHIPS We recognize the importance of strong, sustainable partnerships throughout all aspects of our business — we view our employees, customers, suppliers, and communities as our partners.
GROWTH
Strategic growth is imperative for our business. Growth comes in many forms —  financial growth, customer growth, employee growth and development, product growth and innovation, and the global growth of Berry.

EXCELLENCE
We pursue excellence in all that we do by optimizing our processes, enhancing our sustainability initiatives, and by providing the highest quality products and services to our customers. We believe in continuous training and development for our employees so that we can deliver excellence to our customers.
SAFETY This is our number one value. We relentlessly pursue safety in all we do. We maintain high standards to ensure our facilities are safe and environmentally conscious
SUSTAINABILITY, ENVIRONMENTAL AND SOCIAL RESPONSIBILITY
At Berry Global, we create innovative packaging and engineered products designed to make life better for people and the planet. We do this every day by leveraging our unmatched global capabilities; sustainability leadership; and deep innovation expertise to serve customers of all sizes around the world. Harnessing the strength in our diversity and industry-leading talent of approximately 40,000 global employees across more than 250 locations; we partner

6   BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement

PROXY STATEMENT SUMMARY
with customers to develop, design, and manufacture innovative products with an eye toward the circular economy. The challenges we solve and the innovations we pioneer benefit our customers at every stage of their journey.
The Board and its committees oversee the execution of Berry’s environmental, social and governance (ESG) strategies and initiatives as an integrated part of their oversight of the Company’s overall strategy and enterprise risk management. The Board is actively engaged with management on related topics such as management of human capital; diversity, equity and inclusion; sustainability goals; analysis of alternative pathways to achieve those goals; customer, investor and other stakeholder expectations; and the environmental impact of our Company.
SUSTAINABILITY & ENVIRONMENTAL MATTERS
To Berry, sustainability moves beyond care for our environment, and encompasses care for our employees, as well as care for our communities. It means being a good partner and a corporate steward, focused on leaving the world better than how we found it.
We believe that plastics will play a critical role in achieving net-zero greenhouse gas emissions because of its lower carbon emissions when compared to alternative substrates. With endless routes toward sustainable packaging, plastics make it possible for customers to reduce their carbon footprint while utilizing the material’s lightweight yet durable properties. Plastics provide a solution for customer goals toward net-zero.
Increasing our positive impact on our local communities, our employees, and ultimately, the environment is an ongoing evolution of our culture and collective focus. At Berry, our mission is “Always advancing to protect what’s important.” Although this is a mission specific to Berry, in today’s environment, the benefits of polymer resins have never been more apparent. The desire to protect is at an all-time high  —  protect the environment, protect our health, and lastly, protect our goods. We believe no other substrate in the world has the unique ability to meet these needs.
Social Responsibility — Human Capital Management
Our mission of “Always advancing to protect what’s important” doesn’t just apply to our products and processes, it’s our approach to team members and their career aspirations as well. We believe that the difference between having a job and a career is growth. This philosophy is one of the aspects that fuels our commitment to ensuring our team members have the development tools available to allow them to reach their goals, no matter their location or their job function.
With safety as our number one core value, we believe that when it comes to our personal safety and the safety of our team members, our best should always be our standard. It is through the adherence to our environmental, health and safety vision and principles that we have been able to identify, manage, and eliminate risk, allowing us to have an OHSA incident rate significantly better than the industry average.
At Berry, we believe diversity and inclusion drives engagement, innovation and organizational growth. By embracing individuals of different backgrounds, we not only have the ability to recruit and retain top talent, but we also have the ability to expand our way of thinking as we work together to meet the needs of our employees, customers and communities.
IMPACT 2025
As a global leader, we are driven to achieve more — more for our environment, employees, and customers. As announced in 2019, our sustainability strategy, Impact 2025, focuses on making a positive impact through our products, performance, and partners. We acknowledge that environmental sustainability is not achieved through one initiative, and we are addressing the challenges through a multi-faceted approach across the value chain. Our corporate sustainability strategy focuses on three priorities: Products, Performance, and Partners.
Products
Our strategic focus begins with the products we develop for our customers. In line with our strategy and aligned to customer goals, we have committed to minimizing product impacts by designing 100% of our fast-moving consumer

BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement   7

PROXY STATEMENT SUMMARY
packaging to be reusable, recyclable, or compostable by 2025. Our sustainability experts, engineers and scientists help our customers develop products with recycled content, reduced carbon footprint, reuse, renewable material, and improved recyclability.
Performance
At Berry Global, we are continuously innovating and investing to work toward the world goal of a net-zero economy. As an industry leader, our efforts to eliminate waste, support investment in recycling infrastructure, increase our use of post-consumer recycled content in our products, reduce greenhouse gas emissions and reduce energy and water consumption demonstrate to our industry what can be achieved by focusing on reducing operational impact.
Partners
We know we can’t achieve all of our sustainability goals without help from others. That’s why we engage partners, including employees, suppliers, customers, investors and communities on key issues and plans to advance our sustainability goals. Our employees are the heartbeat of our organization. It is through our teams that we are able to innovate, adapt, and ultimately thrive. As a global organization, we are pledging to harness our strengths in diversity and commitment to inclusion. We will help our employees succeed through career development and ensure a safe work environment. We also build partnerships with our customers, suppliers and investors to provide innovative solutions that go beyond the products we make. Finally, we strive to support the communities where we work and serve, and therefore consider them a critical stakeholder to how we operate. Our global footprint enables us to create substantial community impact around the world.
For more details see the Company’s 2022 Impact Report, prepared in accordance with the Global Reporting Initiative and Sustainability Accounting Standards Board standards, that is available at https://berryglobal.com/en/sustainability/sustainability-strategy/how-we-perform. The 2023 Impact Report is expected to be available in early 2024. The Impact Reports are not part of this Proxy Statement.

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PROXY STATEMENT SUMMARY

BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement   9

BERRY GLOBAL GROUP, INC.
PROXY STATEMENT FOR ANNUAL MEETING OF STOCKHOLDERS FEBRUARY 14, 2024
In this Proxy Statement, Berry Global Group, Inc. and its subsidiaries are collectively referred to as “we,” “us,” “our,” “our Company,” “the Company” or “Berry.”
CURRENT DIRECTORS AND EXECUTIVE OFFICERS
CURRENT DIRECTORS
	Executive Leadership	Operations & Supply Chain	International Business Experience	Strategic Planning and M&A	Risk Management	Capital Allocation	Finance	Human Capital Management	Information Technology/ Security	Packaging Industry
B. Evan Bayh	•	•	•	•	•	•	•	•	•	•
Jonathan F. Foster	•			•	•	•	•	•		•
Idalene F. Kesner	•		•	•	•	•	•	•	•	•
Meredith R. Harper	•		•	•	•	•	•	•	•
Kevin J. Kwilinski	•	•	•	•	•	•	•	•	•	•
Jill A. Rahman	•	•	•	•			•	•		•
Carl J. (Rick) Rickertsen	•	•	•	•	•	•	•	•	•
Chaney M. Sheffield, Jr.				•	•	•	•			•
Robert A. Steele	•	•	•	•	•	•	•	•
Stephen E. Sterrett	•		•	•	•	•	•	•	•	•
Peter T. Thomas	•	•	•	•	•	•	•	•		•
Scott B. Ullem	•	•	•	•	•	•	•	•	•	•

10   BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement

CURRENT DIRECTORS AND EXECUTIVE OFFICERS
Lead Independent Age: 68 Director Since: 2015 Board Committees: • Audit & Finance • Capital Allocation Advisory
STEPHEN E. STERRETT
Chairman of the Board
Mr. Sterrett retired on December 31, 2014 as the Sr. Executive Vice President and Chief Financial Officer of Indianapolis-based Simon Property Group, Inc., a position he held since 2000. From 1993 to 2000 Mr. Sterrett held the position of Treasurer with Simon. Prior to joining the Simon organization in 1988 he was a senior manager with the international accounting firm of Price Waterhouse. Mr. Sterrett was previously a member of the board of directors of Realty Income Corporation, also an S&P 500 company, from 2014 to 2019. In 2018 he became a Trustee of Butler University, a private university in Indianapolis, Indiana. He serves as a Trustee of Tindley Accelerated Schools, a K-12 charter school network in Indianapolis, Indiana. In 2021 he became a member of the Board of Governors of The First Tee. Mr. Sterrett also serves on the board of directors of the following not-for-profit companies: the Indiana Golf Association and its Foundation, the Indiana University Center for Real Estate Studies and the Kelley School of Business Dean’s Council.
Other Public Company Boards:
•
Lead Independent Director of Equity Residential, an S&P 500 company

Education
Mr. Sterrett holds a B.S. degree in accounting and an M.B.A. in finance, both from Indiana University.
Skills and Qualifications

Mr. Sterrett’s extensive accounting and financial experience qualifies him to serve as a director of the Company.
Independent Age: 68 Director Since: 2011 Board Committees: • Compensation & Talent Development
B. EVAN BAYH
Director
Mr. Bayh is a senior advisor with Apollo Global Management and is a former U.S. Senator and Indiana Governor. He was a member of the U.S. Senate from the State of Indiana from 1998 until his retirement in 2011. While in the Senate, he served on a variety of committees, including the Banking, Housing and Urban Affairs Committee, and the Committee on Small Business and Entrepreneurship. Prior to serving in the Senate, Mr. Bayh served as Indiana Governor from 1988 to 1997. He previously served on the board of directors of McGraw-Hill Education Inc. and Zenith American.
Other Public Company Boards:
•
Board of directors for Fifth Third Bancorp, Inc.

•
Board of directors for Marathon Petroleum Corporation

•
Board of directors for RLJ Lodging Trust

Skills and Qualifications

Mr. Bayh’s many years of service in elected office, including as the chief executive of a large Midwestern state, qualifies him to serve as a director of the Company.

BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement   11

CURRENT DIRECTORS AND EXECUTIVE OFFICERS
Independent Age: 63 Director Since: 2014 Board Committees: • Audit & Finance • Compensation & Talent Development
JONATHAN F. FOSTER
Director
Since 2008 Mr. Foster has served as Founder and a Managing Director of Current Capital Partners LLC, a mergers and acquisitions advisory, corporate management services and private equity investing firm. From 2007 until 2008, Mr. Foster served as a Managing Director and Co-Head of Diversified Industrials and Services at Wachovia Securities. Mr. Foster has served in numerous key executive leadership positions including: Executive Vice President — Finance and Business Development of Revolution LLC; Managing Director of The Cypress Group; Senior Managing Director and Head of Industrial Products and Services Mergers and Acquisitions at Bear Stearns & Co; and Executive Vice President, Chief Operating Officer, and Chief Financial Officer of ToysRUs.com, Inc. Prior to the aforementioned positions, Mr. Foster was with Lazard, including as a Managing Director, for over 10 years, primarily in mergers and acquisitions. He was previously a member of the board of directors of Sabine Oil & Gas Corporation, Smurfit-Stone Container Corporation, and Chemtura Corporation, as well as a Trustee of the New York Power Authority.
Other Public Company Boards:
•
Board member of Masonite International Corporation

•
Board member of Lear Corporation

•
Board member of Five Point Holdings

Education
Mr. Foster has a bachelor’s degree in Accounting from Emory University, a master’s degree in Accounting and Finance from the London School of Economics and has attended the Executive Education Program at Harvard Business School.
Skills and Qualifications

Mr. Foster’s investment banking, finance, and investment experience qualifies him to serve as a director of the Company.
Age: 52 Director Since: 2023 Board Committees: • Audit & Finance
MEREDITH R. HARPER
Director
Ms. Harper has been the Senior Vice President and Chief Information Security Officer of Synchrony Financial since June 2022. She leads a multi-national team responsible for Security Operations, Incident Response, Identity & Access Management, Application Security, IS Risk Management, and IS Tools & Technology. Prior to joining Synchrony Financial, Ms. Harper served as the Vice President, Chief Information Security Officer for Eli Lilly & Company from August 2018 to June 2022. Prior to joining Eli Lilly & Company, Ms. Harper served as Vice President, Chief Information Privacy & Security Officer at Henry Ford Health System from 2002 to August 2018. Ms. Harper is an active member of the Health Care Compliance Association and is also certified as a HealthCare Information Security & Privacy Practitioner through the International Information System Security Certification Consortium, Inc. and a Certified Information Security Manager through the Information Systems Audit and Control Association. She continues to provide leadership for several industry groups, serves her alma mater as a Trustee for the University of Detroit Mercy and has provided 31 years of community service through her Diamond Life membership in Delta Sigma Theta Sorority, Inc.
Education
Ms. Harper earned a Bachelor of Science in Computer Information Systems from the University of Detroit Mercy and a Master’s in Health Service Administration and a Master’s of Jurisprudence in Health Law from the Loyola Chicago School of Law.
Skills and Qualifications

Ms. Harper’s extensive executive management and information security experience qualify her to serve as a director of the Company.

12   BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement

CURRENT DIRECTORS AND EXECUTIVE OFFICERS
Independent Age: 65 Director Since: 2014 Board Committees: • Nominating & Governance
IDALENE F. KESNER
Director
Dr. Kesner served as dean for Indiana University’s Kelley School of Business from July 2013 until July 31, 2022. Dr. Kesner joined the Kelley School faculty in 1995, coming from a titled faculty position at the Kenan-Flagler Business School at the University of North Carolina at Chapel Hill. While at Indiana University, Dr. Kesner has served as co-director of the School’s Consulting Academy, Chairwoman of Kelley’s Full-Time M.B.A. Program, Chairwoman of the Department of Management and Entrepreneurship, and Associate Dean for Faculty & Research. In addition to teaching various graduate-level courses in the area of strategic management, Dr. Kesner has taught in more than 100 executive programs and served as a consultant for many national and international firms, working on strategic issues. Her research has focused on the areas of corporate boards of directors, corporate governance, and mergers and acquisitions. She was previously a member of the board of directors of Main Street America Group and Sun Life Financial. Dr. Kesner also served on several non-profit boards including the Association to Advance Collegiate Schools of Business, and the Kelley Executive Education Foundation, Inc.
Other Public Company Boards:
•
Board of advisors of Lincoln Industries

•
Board of directors of American Family Insurance

•
Board of directors of Olympic Steel, Inc.

•
Board of directors of Duke Energy Corporation

Education
Dr. Kesner holds an M.B.A. and Ph.D. in business administration from Indiana University and a bachelor’s degree in business administration from Southern Methodist University.
Skills and Qualifications

Dr. Kesner’s leadership and business acumen as well as her prior years of service on various corporate boards qualify her to serve as a director of the Company.
Age: 54 Director Since: 2023 Board Committees: • Capital Allocation Advisory
KEVIN J. KWILINSKI
Chief Executive Officer and Director
Mr. Kwilinski has been Chief Executive Officer of Berry since October 2023. Prior to becoming Chief Executive Officer of Berry, Mr. Kwilinski was employed by Multicolor Corporation (Multicolor, MCC Label) as the President and Chief Executive Officer and member of the Board of Directors from October 2021 until September 2023. Prior to working for Multicolor, Mr. Kwilinski was the President and Chief Executive Officer and member of the Board of Directors of Fort Dearborn Company from May 2017 until October 2021.
Education
Mr. Kwilinski holds a Bachelor of Arts degree in Physics and Mathematics from Greenville University in Greenville, Illinois and a Master of Science degree in Industrial and Operations Engineering from the University of Michigan in Ann Arbor, Michigan.
Skills and Qualifications

Mr. Kwilinski’s position as our Chief Executive Officer and extensive experience in the packaging industry qualify him to serve as a director of the Company.

BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement   13

CURRENT DIRECTORS AND EXECUTIVE OFFICERS
Independent Age: 63 Director Since: 2020 Board Committees: • Nominating & Governance • Compensation & Talent Development
JILL A. RAHMAN
Director
Ms. Rahman is the Chief Operating Officer of the Greater Chicago Food Depository, a role she began in June 2020. From 2009 until June 2020 she served in several executive roles at Conagra Brands, Inc. including International Division President from 2016 to 2020 and U.S. Sweet and Salty Snacks Vice President and General Manager from 2010 to 2016. Ms. Rahman also held a variety of marketing, brand management, and strategic planning roles during her 15-year career at Kraft Foods and at Newell Rubbermaid. While at Conagra, she held board of director roles at joint venture companies in India, Mexico, and the Philippines.
Other Public Company Boards:
•
Board of directors of TreeHouse Foods Inc.

Education
Ms. Rahman earned a B.B.A. from Howard University and an M.B.A. from Indiana University.
Skills and Qualifications

Ms. Rahman’s extensive executive management and marketing experience, particularly in the consumer products industry, qualifies her to serve as a director of the Company.
Independent Age: 63 Director Since: 2013 Board Committees: • Compensation & Talent Development
CARL J. (RICK) RICKERTSEN
Director
Mr. Rickertsen is currently a managing partner of Pine Creek Partners, a private equity investment firm based in Washington, D.C., a position he has held since January 2004. He has worked in private equity since 1987. Prior to founding Pine Creek Partners in 2004, Mr. Rickertsen was chief operating officer and partner of Thayer Capital Partners from 1998 to 2004. Mr. Rickertsen was a founding partner of three Thayer investment funds and is a published author. He was formerly a board member of Noranda Corporation, Convera Corporation, UAP Holding Corp., and Homeland Security Capital Corporation.
Other Public Company Boards:
•
Board of directors of Hut 8 Mining Corp.

•
Board of directors of MicroStrategy

•
Board of directors of Apollo Senior Floating Rate Fund

•
Board of directors of Apollo Tactical Income Fund Inc.

Education
Mr. Rickertsen graduated with distinction from Stanford University and Harvard Graduate School of Business, obtaining a B.S. in Industrial Engineering from Stanford and M.B.A. from Harvard.
Skills and Qualifications

Mr. Rickertsen’s extensive business experience qualifies him to serve as a director of the Company.

14   BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement

CURRENT DIRECTORS AND EXECUTIVE OFFICERS
Independent Age: 43 Director Since: 2022 Board Committees: • Nominating & Governance • Capital Allocation Advisory
CHANEY M. SHEFFIELD, JR.
Director
Mr. Sheffield is a Partner at Canyon Partners, LLC, a worldwide investment firm, a position he has held since 2008. At Canyon, Mr. Sheffield also serves as a portfolio manager, and is a member of Canyon’s ESG and Investment committees. He has 20 years of experience in investment banking. Prior to joining Canyon Partners, Mr. Sheffield served as Vice President — Special Situations Group at Morgan Stanley Fixed Income Division from 2004 — 2008. From 2002 — 2004, Mr. Sheffield served as an Analyst for Morgan Stanley’s Investment Banking Division.
Education
Mr. Sheffield graduated Cum Laude from Harvard University with a Bachelor of Arts in Economics.
Skills and Qualifications

Mr. Sheffield’s extensive capital allocation, investment banking, and packaging industry knowledge qualifies him to serve as a director of the Company.
Independent Age: 68 Director Since: 2014 Board Committees: • Audit & Finance • Nominating & Governance
ROBERT A. STEELE
Director
In 2011, Mr. Steele retired from Procter & Gamble as the company’s Vice Chairman Health Care. During his 35 year tenure with Procter & Gamble, he served in a variety of executive leadership positions, including Vice Chairman Global Health and Well-being, Group President Global Household Care, and Group President of North American Operations. Mr. Steele was previously a member of the board of directors of the Keurig/Green Mountain Coffee Company, Beam Inc., LSI Industries, Inc. and Kellogg Company.
Other Public Company Boards:
•
Board member of BJ’s Wholesale Club Holdings, Inc., where he serves as the Lead Director and on the Audit Committee

•
Board member of Newell Inc., where he serves as Chairman of the Board

Education
Mr. Steele has a bachelor’s degree in Economics from College of Wooster and a M.B.A. from Cleveland State University.
Skills and Qualifications

Mr. Steele’s in-depth knowledge of the global consumer goods market and his leadership and business experience qualifies him to serve as a director of the Company.

BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement   15

CURRENT DIRECTORS AND EXECUTIVE OFFICERS
Independent Age: 68 Director Since: 2023 Board Committees: • Compensation & Talent Development • Capital Allocation Advisory
PETER T. THOMAS
Director
Mr. Thomas served as President, Chief Executive Officer and Chairman of the board of directors of Ferro Corporation from November 2012 to April 2022. Mr. Thomas served in various roles at Ferro from 1999 to 2012, including as Operating Vice President the Polymer and Ceramic Engineered Materials Group, Director of Sales for Polymer Additives, Commercial Director for Performance and Fine Chemicals, and Vice President of Organic Specialties. Mr. Thomas served in various roles at Witco Corporation from 1991 to 1998, including as Vice President of the Oleochemical-Derivatives business unit, Vice President of Sales, and Global Market Director. Mr. Thomas previously served on the board of directors of Innophos Holdings, Inc. from January 2016 to February 2020, including serving as its lead director from December 2017 to February 2020 and as a member of its Audit and Nominating and Governance Committees from January 2016 to February 2020.
Education
Mr. Thomas has a B.S. in Chemistry and BioChemistry from Duquesne University and an M.B.A. in Finance and Marketing from Loyola University.
Skills and Qualifications

Mr. Thomas’s extensive executive leadership experience qualifies him to serve as a director of the Company.
Independent
SCOTT B. ULLEM
Director
Mr. Ullem became Chief Financial Officer of Edwards Lifesciences Corporation (NYSE: EW), an S&P 500 company, in January 2014. Prior to joining Edwards, he served from May 2010 to December 2013 as Chief Financial Officer of Bemis Company Inc. Mr. Ullem served from 2008 to May 2010 as the Vice President, Finance of Bemis. Before joining Bemis, Mr. Ullem spent 17 years in investment banking, serving as Managing Director at Goldman Sachs and later for Bank of America.

Age: 57 Director Since: 2016 Board Committees: • Audit & Finance • Capital Allocation Advisory
Other Public Company Boards:
•
Board member of Illumina, Inc., where he serves on the Audit Committee

Education
Mr. Ullem earned a bachelor’s degree in political science from DePauw University and an M.B.A. from Harvard Business School.
Skills and Qualifications

Mr. Ullem’s extensive accounting and financial experience and in-depth knowledge of the packaging market qualify him to serve as a director of the Company.

16   BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement

CURRENT DIRECTORS AND EXECUTIVE OFFICERS
EXECUTIVE OFFICERS
KEVIN J. KWILINSKI
Chief Executive Officer
Age: 54
See page 13 above for biographical information for Mr. Kwilinski.
MARK W. MILES
Chief Financial Officer and Treasurer
Age: 52

Mark W. Miles has been Chief Financial Officer since January 2014. Mr. Miles previously served as Berry’s Executive Vice President, Controller and Treasurer from August 2005 to January 2014. Mr. Miles started with the Company as Corporate Controller in 1997.

CURTIS L. BEGLE
President, Health, Hygiene and Specialties Division
Age: 48

Curtis L. Begle has been President of Berry’s Health, Hygiene and Specialties Division since December 2018. He previously served as President of Berry’s Engineered Materials Division from November 2014 to December 2018 and as President of Berry’s Rigid Closed Top Division from December 2009 to November 2014. He holds a bachelor’s degree in business administration from the University of Evansville and a master’s degree in business administration from the University of Southern Indiana.

JEAN-MARC GALVEZ
President, Consumer Packaging — International Division
Age: 57

Jean-Marc Galvez has been President of Berry’s Consumer Packaging — International Division since July 2019. He previously served as President of Berry’s Consumer Packaging Division since January 2017 and President — Europe, Middle East, India, and Africa of Berry’s Health, Hygiene and Specialties Division from November 2015 to January 2017. He was President — EMEIA Global Building and Geosynthetics for AVINTIV, Inc. (“Avintiv”), which Berry acquired in 2015, from May 2014 to November 2015 and served as Senior Vice President and General Manager of the EMEIA region at Polymer Group, Inc. from April 2012 to May 2014. He holds a master’s and bachelor’s degree in chemical engineering from Ecole Nationale Superieure de Chimie in Montpellier, France and has completed its general manager executive education at IESE Business School.

MICHAEL E. HILL
President, Engineered Materials Division
Age: 57

Michael E. Hill has been President of Berry’s Engineered Materials Division since December 2018. He previously served as Berry’s Executive Vice President and General Manager of various divisions with the Consumer Packaging Division from November 2015 to December 2018. Mr. Hill started with Berry in 1997 during which time he held multiple positions of increasing responsibility in operations, sourcing, marketing, and sales. Mr. Hill holds a bachelor’s degree in business administration from Middle Tennessee State University and is also a certified Six Sigma Green Belt.

BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement   17

CURRENT DIRECTORS AND EXECUTIVE OFFICERS
WILLIAM J. NORMAN
President, Consumer Packaging — North America Division
Age: 52

William J. Norman has been President of Berry’s Consumer Packaging — North America Division since July 2019. He previously served as Berry’s Executive Vice President  —  Consumer Packaging Commercial Operations from February 2019 to July 2019, Executive Vice President & General Manager — Consumer Packaging Food from November 2015 to February 2019, and President — Rigid Open Top Division, a position he held from October 2013 to November 2015. Mr. Norman joined Berry in 1993 during which time he held managerial and vice president positions in accounting, finance, and commercial and strategic planning. He holds a bachelor’s degree in Accounting from the University of Southern Indiana.

JASON K. GREENE
Executive Vice President, Chief Legal Officer, and Secretary
Age: 53

Jason K. Greene has been Berry’s Executive Vice President and Chief Legal Officer since February 2016. He previously served as Berry’s Executive Vice President and General Counsel from January 2013 to February 2016. He was hired in December 2010 as Berry’s Deputy General Counsel. Mr. Greene holds a Bachelor of Accounting, Master of Accounting, and Juris Doctor all from the University of Florida.

JAMES M. TILL
Executive Vice President and Controller
Age: 46

James M. Till has been Berry’s Executive Vice President and Controller since January 2014. Mr. Till previously served as Berry’s Vice President of Accounting and Finance from November 2010 to January 2014. Mr. Till started with the Company as Director of Finance in 2008.

18   BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement

SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information, as of December 27, 2023, regarding the beneficial ownership of the common stock of Berry Global Group, Inc. with respect to:
•
each person known to us to be a beneficial owner of more than 5% of our outstanding common stock;

•
each of our directors and director nominees and each current executive officer named in the Summary Compensation Table appearing under “Executive Compensation — Summary Compensation Table” below; and

•
all directors and executive officers as a group.

As of December 27, 2023, there were 115,926,668 shares of our common stock outstanding.
Name of Beneficial Owner(1)	Direct and Indirect Share Ownership(1)	Right to Acquire(2)	Total Beneficially Owned	Percent of Class
Thomas E. Salmon	66,193	1,711,720	1,777,913	1.5%
Mark W. Miles	84,502	670,893	755,395	*
Curt L. Begle	21,500	317,227	338,727	*
Jean-Marc Galvez	—	332,742	332,742	*
Jason K. Greene	250	345,405	345655	*
B. Evan Bayh	29,228	70,412	99,640	*
Jonathan F. Foster	4,728	84,412	89,140	*
Meredith R. Harper	—	—	—
Idalene F. Kesner	32,728	56,412	89,140
Jill A. Rahman	4,728	11,912	16,640	*
Carl J. (Rick) Rickertsen	4,728	18,412	23,140	*
Chaney M. Sheffield, Jr.	53,077	3,415	56,492	*
Robert A. Steele	4,728	70,412	75,140	*
Stephen E. Sterrett	4,728	70,412	75,140	*
Peter T. Thomas	—	—	—
Scott B. Ullem	4,728	54,412	59,140	*
All current directors and executive officers as a group (20 persons)(2)	315,846	4,322,258	4,638,104	4%
EdgePoint Investment Group Inc.(3)	13,917,105	—	13,917,105	12%
The Vanguard Group, Inc.(4)	12,174,511	—	12,174,511	10.5%
Turtle Creek Asset Management Inc.(5)	6,230,910		6,230,910	5.4%

%*
Less than 1% of common stock outstanding.

(1)
The amounts and percentages of common stock beneficially owned are reported on the basis of regulations of the Securities and Exchange Commission governing the determination of beneficial ownership of securities. Under the rules of the SEC, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power, which includes the power to vote or direct the voting of such security, or investment power, which includes the power to dispose of or to direct the disposition of such security. Under these rules, more than one person may be deemed beneficial owner of the same securities and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest. Except as otherwise indicated in these footnotes, each of the beneficial owners has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock.

(2)
Includes options that are currently vested or that will vest within 60 days after December 27, 2023.

(3)
Information based on Schedule 13G/A filed with the Securities and Exchange Commission on February 13, 2023 by EdgePoint Investment Group Inc., located at 150 Bloor Street West, Suite 500, Toronto, Ontario M5S 2X9, Canada, reporting beneficial ownership as of December 31, 2022. Such filing reports that EdgePoint Investment Group Inc. has sole voting power with respect to 12,145,797 of the shares, shared voting power with respect to 1,771,308 of the shares, sole dispositive power with respect to 12,145,797 of the shares, and shared dispositive power with respect to 1,771,308 of the shares.

(4)
Information based on Schedule 13G/A filed with the Securities and Exchange Commission on March 10, 2023 by The Vanguard Group, Inc., 100 Vanguard Blvd., Malvern, PA 19355, including on behalf of certain subsidiaries, reporting beneficial ownership as of February 28,2023. The Vanguard Group, Inc., has sole voting power with respect to 0 of the shares, shared voting power with respect to 71,530 of the shares, sole dispositive power with respect to 11,977,685 of the shares and shared dispositive power with respect to 196,826 of the shares.

BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement   19

SECURITY OWNERSHIP OF BENEFICIAL OWNERS AND MANAGEMENT
(5)
Information based on Schedule 13G/A filed with the Securities and Exchange Commission on February 14, 2023 by Turtle Creek Asset Management Inc. (“Turtle Creek”), Scotia Plaza, 40 King Street West, Suite 5100, Toronto, Ontario M5H 3Y2 Canada, including on behalf of certain unit holders of mutual funds managed by Turtle Creek, reporting beneficial ownership as of December 31, 2022. Turtle Creek has sole voting power with respect to 6,230,910 of the shares, shared voting power with respect to 0 of the shares, sole dispositive power with respect to 6,230,910 of the shares and shared dispositive power with respect to 0 of the shares.

20   BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement

CORPORATE GOVERNANCE
GENERAL
Berry aspires to the highest ethical standards for our employees, officers and directors, and remains committed to the interests of our stockholders. We believe we can achieve these objectives only with a plan for corporate governance that clearly defines responsibilities, sets high standards of conduct and promotes compliance with the law. The Board of Directors has adopted formal corporate governance guidelines, as well as policies and procedures designed to foster the appropriate level of corporate governance. Some of these guidelines, policies and procedures are discussed below.
Corporate Governance Information on our Website
The following governance documents are available on the Investor page of our website, www.BerryGlobal.com, at “Corporate Governance — Highlights:”
•
Corporate Governance Guidelines

•
Global Code of Business Ethics

•
Certification and Supplemental Code of Ethics

•
Board Committee Charters

•
Share Ownership Guidelines

Paper copies can be obtained by writing to our Secretary, Berry Global Group, Inc., 101 Oakley Street, Evansville, IN 47710.
DIRECTOR INDEPENDENCE
Our Board of Directors has determined that all directors and director-nominees, with the exception of Mr. Kwilinski, satisfy the independence standards established by the Securities and Exchange Commission and the rules of the NYSE. Mr. Kwilinski is not considered independent under the listing standards of the NYSE because he is an employee of the Company. In addition, the Board has determined that each member of the Audit & Finance Committee, Compensation & Talent Development Committee, and the Nominating & Governance Committee is independent. In making such determination, the Board reviewed all relationships between the Company and each director.
DIRECTOR NOMINATION PROCESS
When considering individuals to recommend for nomination to the Board of Directors, the Nominating & Governance Committee considers both the requisite skills and characteristics of individual directors, as well as the composition of the Board of Directors as a whole. The Company recognizes the importance of having a Board of Directors comprised of highly talented and experienced individuals as well as the benefits of having a diverse Board of Directors. A truly diverse Board of Directors will include differences in skills, professional, regional and industry experience, age, ethnicity, gender, national origin and other attributes that are essential to its successful operation and achievement of the Company’s objectives. These differences will be considered in determining the optimum composition of the Board of Directors. All director nominations are made on merit, in the context of the skills and competency matrix which the Nominating & Governance Committee shall determine from time to time, reflecting its assessment of the Board of Directors’ current and long-term needs, among others. Additionally, to support periodic refreshment on our Board, our Corporate Governance Guidelines provide that non-executive directors are generally not eligible for re-nomination in the year following the earlier to occur of the point in time when a director has served 15 years on the Board or reached the age of 75.
In support of this goal, the Nominating & Governance Committee will, when identifying candidates to recommend for election to the Board of Directors:

BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement   21

CORPORATE GOVERNANCE
•
consider individuals who are highly qualified, based on their talents, experience, and personal skills, character and qualities;

•
consider criteria that promotes director diversity, including with regard to gender, race, ethnicity, age, national origin and other attributes;

•
consider the level of diversity on the Board of Directors overall, including women and underrepresented groups, when making recommendations for nominees to the Board of Directors and with regard to succession planning for the Board of Directors; and

•
as and when required, engage qualified independent external advisors to assist the Board of Directors in conducting its search for candidates that meet the Board of Directors’ criteria regarding skills and diversity.

The Nominating & Governance Committee will consider stockholder recommendations for director candidates, which should be submitted in writing to our principal executive offices at 101 Oakley Street, Evansville, IN 47710, in care of our Secretary, or, alternatively, by email to ir@berryglobal.com, along with the name of the candidate and all biographical and other information about the candidate that would be required to be included in a proxy statement under the rules of the Securities and Exchange Commission, a description of the relationship between the candidate and the recommending stockholder, the proposed candidate’s consent to serve as a director if elected and proof of the number of shares of our common stock owned by the recommending stockholder and the length of time such stockholder has owned those shares. The Nominating & Governance Committee may request additional information and will then evaluate the proposed candidate based on the criteria described above. These procedures relate only to stockholder recommendations for director candidates to be considered by the Nominating & Governance Committee. Any stockholder who wishes to formally nominate a candidate must follow the procedures set forth in our Bylaws. See “Stockholder Proposals.”
Pursuant to the proxy access provisions of our Bylaws, a holder (or a group of not more than 20 holders) of at least 3% of our outstanding common stock continuously for at least three years is entitled to nominate and include in our proxy materials director nominees constituting up to the greater of two individuals or 20% of our Board of Directors, provided that the nominating holder(s) and the nominee(s) satisfy the requirements specified in our Bylaws, including by providing us with advance notice of the nomination. For more detailed information on how to submit a nominee for inclusion in our proxy materials pursuant to the proxy access provisions, see “Stockholder Proposals — Proxy Access Director Nominees.” Any stockholder who wishes to formally nominate a candidate without seeking access to our proxy materials must follow the procedures set forth in our Bylaws. See “Stockholder Proposals — Other Proposals and Nominees.”
BOARD COMPOSITION
BOARD REFRESHMENT
As a result of Berry’s continuing focus on Board refreshment efforts, during fiscal 2023 the Board appointed Chaney M. Sheffield, Jr., Meredith R. Harper, and Peter T. Thomas as independent directors. Additionally, we appointed Kevin Kwilinski to serve as a director on our Board, effective October 2, 2023 when he was also appointed as CEO of the Company, with a term expiring at the 2024 Annual Meeting. All are included in the slate of the eleven nominees for election as directors at the 2024 Annual Meeting.
The age, tenure, gender/diversity and skills and experience of the current Board are as follows:
AGE	TENURE	GENDER & RACIAL DIVERSITY

22   BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement

CORPORATE GOVERNANCE
SKILLS AND EXPERIENCE
STOCKHOLDER ENGAGEMENT
Each year, we welcome the opportunity to develop an understanding of stockholder perspectives on our Company and to foster long-term relationships with our stockholders. We understand that our stockholders want to hear from our leadership team on their thinking on a range of topics. Berry’s leadership team engages with stockholders throughout the year on corporate governance, business performance, Board of Directors composition, executive compensation, and ESG priorities, including progress on diversity, equity and inclusion initiatives and sustainability leadership, and reports back to the Board of Directors on the feedback they receive.
MEETING ATTENDANCE
During the 2023 fiscal year our Board of Directors held four regular meetings and eleven special meetings. Each director attended, either in person or by telephone at least 75% of the aggregate of (1) the total number of meetings of our Board of Directors held while he or she was a director during the last fiscal year and (2) the total number of meetings held by all committees on which he or she served during the periods that he or she served on the committee during the last fiscal year. All directors have been invited to attend the Annual Meeting but are not required to attend. Mr. Salmon is the only director who attended the 2023 Annual Meeting.
BOARD COMMITTEES
Our Board of Directors has a Compensation & Talent Development Committee, an Audit & Finance Committee, a Nominating & Governance Committee and a Capital Allocation Advisory Committee. Our Board of Directors has determined that each member of the Audit & Finance, Compensation & Talent Development and Nominating & Governance Committees of the Board is independent. The charter for each committee of the Board of Directors is available on the Corporate Governance tab of the Investors section of our website at www.BerryGlobal.com. The composition of the committees as of the date of this proxy statement and the duties and responsibilities of each Committee is provided in the table below.
AUDIT & FINANCE COMMITTEE(2) Meetings in 2023: 4 Members: Mr. Foster(1) Ms. Harper(3) Mr. Steele Mr. Sterrett Mr. Ullem(4)
Duties and Responsibilities
•
Assist the Board in fulfilling its oversight responsibilities relating to:

•
the accounting, financial and external reporting policies and practices of the Company;

•
the integrity of the Company’s financial statements;

•
the independence, qualifications and performance of the Company’s independent auditor;

•
the effectiveness of the Company’s internal control over financial reporting;

•
the risk assessment and risk management practices of the Company, including risks relating to the financial reporting process, cybersecurity threats and the Company’s information technology systems and networks;

•
the performance of the Company’s internal audit function; and compliance with the Company’s Global Code of Business Ethics.

BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement   23

CORPORATE GOVERNANCE
COMPENSATION & TALENT DEVELOPMENT COMMITTEE Meetings in 2023: 6 Members: Ms. Rahman(1)(5) Mr. Bayh Mr. Foster Mr. Rickertsen Mr. Thomas(6)
Duties and Responsibilities
•
Approve and recommend to our Board of Directors all compensation plans for the executive officers and our Board of Directors.

•
Approve the short-term compensation of the executive officers and recommend for Board of Directors’ approval the short-term compensation for members of our Board of Directors.

•
Approve and authorize grants under the Company’s incentive plans, including all equity plans and long-term incentive plans.

•
Lead the Board of Directors in its annual review of the executive officers’ performance.

•
Annually review, assess and report to the Board on the Company’s executive succession planning, working with the Nominating & Governance Committee.

•
Prepare any report on executive compensation required by Securities and Exchange Commission rules and regulations for inclusion in our annual Proxy Statement.

•
Oversee the Company’s “Social” (including diversity, equity and inclusion) strategies, initiatives and disclosure, including related policies, programs and publications, and review significant findings of related internal and external assessments and audits.

NOMINATING & GOVERNANCE COMMITTEE Meetings in 2023: 8 Members: Dr. Kesner(1) Mr. Steele Ms. Rahman Mr. Sheffield
Duties and Responsibilities
•
Implement and review criteria for membership on our Board of Directors and its committees.

•
Recommend proposed nominees for election to our Board of Directors and membership on its committees.

•
Make recommendations to our Board of Directors regarding governance and related matters.

•
Review CEO and executive officer succession planning with the Compensation & Talent Development Committee as appropriate.

•
Lead the Board in its annual performance review of the Board and Board Committees.

•
Oversee the Company’s “Environmental” and “Governance” strategies, initiatives and disclosure, including related policies, programs and publications, and review significant findings of related internal and external assessments and audits.

CAPITAL ALLOCATION ADVISORY COMMITTEE Meetings in 2023: 3 Members: Mr. Sheffield(1) Mr. Kwilinski(7) Mr. Sterrett(8) Mr. Thomas(6) Mr. Ullem
Duties and Responsibilities
•
Review, evaluate and make recommendations to the Board regarding the Company’s capital allocation, business and financial strategies and financing activities.

•
Review, evaluate and make recommendations to the Board in respect of the Company’s portfolio composition of business units, divestiture opportunities and the re-segmentation of individual business units.

(1)
Committee Chair

(2)
Our Board of Directors has determined that Ms. Harper and Messrs. Foster, Steele, Sterrett and Ullem satisfy the requirements for independence and financial literacy under the rules and regulations of the NYSE and the Securities and Exchange Commission (“SEC”) and satisfy the financial sophistication requirements of the NYSE and Messrs. Foster, Steele, Sterrett and Ullem qualify as audit committee financial experts as defined under SEC rules and regulations.

(3)
As of February 16, 2023, the Board appointed Ms. Harper to the Audit & Finance.

(4)
Mr. Ullem served on the Audit & Finance Committee and the Capital Allocation Advisory Committee during the entirety of fiscal 2023 but will not be standing for re-election to the Board at the annual meeting.

(5)
As of January 2, 2023 the Board appointed Ms. Rahman to replace Dr. Kesner on the Compensation & Talent Development Committee. As of May 8, 2023 the Board appointed Ms. Rahman to replace Mr. Rickertsen as Chair of the Compensation & Talent Development Committee.

(6)
As of February 16, 2023 the Board appointed Mr. Thomas to the Compensation & Talent Development Committee and the Capital Allocation Advisory Committee.

(7)
As of October 2, 2023 the Board appointed Mr. Kwilinski to the Capital Allocated Advisory Committee to fill the vacancy created by Mr. Salmon’s retirement.

(8)
Non-voting member who became a voting member immediately following the 2023 Annual Meeting.

24   BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement

CORPORATE GOVERNANCE
BOARD LEADERSHIP STRUCTURE
The Board of Directors has historically chosen to combine the positions of Chief Executive Officer and Chairman of the Board so that the same person serves in both roles. However, the Board believes it is important that the Company retain the organizational flexibility to determine whether the roles of Chief Executive Officer and Chairman of the Board are separated or combined, including based on whether it believes the combined role will provide the most effective Company leadership. To that end, in 2023, the Board determined to separate the roles of the Chief Executive Officer and the Chair of the Board and to elect an independent Chair. The Board believes that this current structure, with Mr. Kwilinski serving as both CEO and as a Director and Mr. Sterrett serving as an independent, non-executive Board Chair, is appropriate at this time given Mr. Kwilinski’s recent appointment and Mr. Sterrett’s extensive experience in key Board roles and leadership experience.
When the Chairman and Chief Executive Officer roles are combined, our Corporate Governance Guidelines require that we have a Lead Independent Director position to complement the Chairman’s role, and to serve as the principal liaison between the non-employee directors and the Chairman. Our Corporate Governance Guidelines require that Lead Independent Director be elected annually by the independent, non-employee directors. Consistent with past practice, if those functions are re-combined in the future, the Company would designate a Lead Independent Director at such time.
Should one be appointed, the Lead Independent Director would coordinate the activities of the independent directors and perform such other duties and responsibilities as the Board of Directors may determine. The specific responsibilities of the Lead Independent Director would be as follows:
•
Preside at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;

•
Call, coordinate, develop the agenda for, chair and moderate meetings of the independent directors;

•
Serve as liaison between the Chairman and the independent directors;

•
Advise the Chairman as to the quality, quantity, and timeliness of the flow of information from management that is necessary for the independent directors to perform their duties effectively and responsibly;

•
Provide the Chairman with input regarding Board meeting agendas and schedules; and

•
Assist the Nominating & Governance Committee, the Board and management related to compliance with and implementation of Corporate Governance Guidelines.

BOARD ROLE IN RISK OVERSIGHT
It is the direct responsibility of the Chief Executive Officer and the other members of management to identify, assess, prioritize and manage the Company’s enterprise risks and opportunities on a day-to-day basis. The Board of Directors has responsibility for the oversight of risk management on an enterprise-wide basis through regular updates from management and the strategic planning process. The Audit & Finance Committee assists the Board of Directors in fulfilling its oversight responsibilities by reviewing and discussing with management the Company’s major risk exposures and the results of an annual corporate-wide enterprise risk assessment, the related corporate guidelines, and procedures for risk assessment and management. The Company’s approach to risk management is to identify, prioritize, monitor and appropriately mitigate all material business risks, and take advantage of identified opportunities, in order to support the Company’s strategy, including proper financial management and sustainable growth, while protecting and enhancing stockholder value. In addition, the Board of Directors delegates certain risk oversight responsibilities to its committees; for example, the Audit & Finance Committee is responsible for overseeing our material financial and other risk exposures, including risks relating to the financial reporting process and internal controls, as well as risks related to cybersecurity threats, the Company’s information technology systems and networks, and related-party transactions; the Compensation & Talent Development Committee is responsible for overseeing risks relating to our compensation programs and succession planning; and the Nominating & Governance Committee is responsible for overseeing corporate governance-related risks.
The Board and its committees oversee the execution of Berry’s ESG risk management, strategies and initiatives as an integrated part of their oversight of the Company’s overall strategy and risk management. The Board and its committees are actively engaged with management on related topics such as human capital management; diversity,

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CORPORATE GOVERNANCE
equity and inclusion; sustainability goals; analysis of alternative pathways to achieve those goals; customer, investor and other stakeholder expectations; the environmental and climate-related impact of our operations and other activities; and the Company’s global ethics and compliance program. Specifically, the Compensation & Talent Development Committee has responsibility for the oversight of the Company’s “Social” strategy, initiatives and disclosure, and the Nominating & Governance Committee has responsibility for the oversight of the Company’s “Environmental” and “Governance” strategies, initiatives and disclosure.
COMMUNICATIONS WITH THE BOARD
Any person who wishes to communicate with the Board of Directors, including the independent directors, may direct a written communication, addressed to the Board of Directors or to the independent directors, to our principal executive offices at 101 Oakley Street, Evansville, IN 47710, in care of our Secretary, or, alternatively, by email to ir@berryglobal.com or BoardofDirectors@berryglobal.com. All correspondence will be logged and forwarded to the director or directors to whom it is addressed.
SHARE OWNERSHIP GUIDELINES
The Board encourages directors and Company management to hold a meaningful financial interest in the Company. Under the share ownership guidelines applicable to all non-employee directors, each non-employee director is expected to hold a financial stake in shares of Company common stock with a value equivalent to four times his or her annual cash retainer. Each non-employee director has five years after his or her initial election to the Board to meet the ownership guidelines. Each of the non-employee directors was in compliance with the guidelines as of December 31, 2023 or is reasonably proceeding with compliance as of the applicable five-year achievement period. Under the share ownership guidelines applicable to Company management, the Chief Executive Officer is required to hold a financial stake in shares of Company common stock in an amount equal to at least five times his annual base salary and the other Named Executive Officers are required to hold a financial stake in shares of Company common stock in an amount equal to at least three times their annual base salary. The Chief Executive Officer and each other Named Executive Officers have five years after his or her initial appointment to a qualifying management position to meet the ownership guidelines. The Chief Executive Officer and the other Named Executive Officers were in compliance with the guidelines as of December 31, 2023 or are reasonably proceeding with compliance as of the applicable five-year achievement period.
NO HEDGING OR PLEDGING OF STOCK
Berry policy prohibits directors, executive officers and key employees from engaging in publicly traded options and hedging transactions with regard to Berry securities, including the pledging of shares of Berry stock to secure personal loans.
GLOBAL CODE OF BUSINESS ETHICS
Our Global Code of Business Ethics (the “Code of Ethics”) is the foundation for our Ethics & Compliance Program. We have a clear expectation that all team members familiarize themselves with the Code of Ethics. Our Code of Ethics provides guidance to team members who confront situations where the right course of action is unclear. Its practicality is shown through red flags, checklists and a decision-making framework. Most importantly, it offers a host of resources that enable team members to seek guidance and Speak Up.
More specifically, the Code of Ethics is designed to, among other things, (i) focus on the Company’s core values and culture of ethics and integrity, (ii) be accessible to a global and diverse employee base, (iii) provide clarity on acceptable and unacceptable behaviors and actions, including through the use of practical hypotheticals and (iv) communicate to third parties, including suppliers, customers and the communities where we live and work, our expectations and aspirations.
The Code of Ethics applies to all directors, officers, and employees of the Company and its subsidiaries, including our Chief Executive Officer and senior financial officers, establishing basic standards of business practice and behavior, as well as professional and personal conduct that are expected of all covered persons. The Company’s policy is to conduct its business in accordance with the highest ethical, moral, and legal standards, efficiently, in good faith, with

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due care, and in the best interests of the Company and its stakeholders. Each Company director, officer, and employee has a primary duty to act at all times to uphold these standards and to act with honesty, integrity and fairness, and without actual or apparent conflict of interest.
We also have adopted a Certification and Supplemental Code of Ethics (the “Supplemental Code”) applicable to our Chief Executive Officer, all Company directors, employees reporting directly to the Chief Executive Officer, executive vice presidents, and regional presidents. The Company believes that the highest level of leaders at the Company have a responsibility to uphold the highest standards of integrity, to avoid even the appearance of impropriety, and to set an example of accountability for all others in the Company.
To codify this responsibility, the Company created the Supplemental Code, which is in addition to the standards set by our Code of Ethics, in order to establish a higher level of expectation for the most senior leaders of the Company. The Supplemental Code sets the expectations as to how our senior leaders conduct themselves in dealings with the Company, customers, suppliers and coworkers and it further defines our commitment to compliance with the Company’s policies, procedures and applicable laws, rules and regulations. Our Code of Ethics and the Supplemental Code can be obtained on our website.
The Company has an active global ethics and compliance program, which includes:
•
An Ethics Committee, chaired by our Vice President of Ethics & Compliance, that oversees management’s efforts to foster a culture of ethics and appropriate conduct within the Company. The Committee’s role is one of oversight, recognizing that management is responsible for continuously reinforcing and championing the Company’s sound ethics, responsible conduct and culture of integrity throughout our employee population. The Committee reports to the Audit & Finance Committee on a quarterly basis.

•
Regional Ethics Committees that further promote our ethical culture and function as ethics and compliance advocates in many of the regions of the world in which we operate.

•
Regular employee ethics and compliance training that sets the right tone, ensures our employees and third-party representatives know what’s expected of them, and helps create a culture of ethics, respect and integrity.

•
An ethics and whistleblower hotline that allows our employees and business partners to Speak Up and voice their concerns via phone or web intake in the instances where they may not feel comfortable doing so in person or directly to someone in the Company. We also have a non-retaliation policy to protect those who speak up in good faith.

•
A comprehensive set of policies and procedures regarding compliance with applicable laws and regulations and with the Company’s Code of Ethics and Supplier Code of Conduct.

COMPENSATION OF NON-EMPLOYEE DIRECTORS
Our Compensation & Talent Development Committee reviews our non-employee director compensation with the assistance of a compensation consultant, Willis Towers Watson. Our Compensation & Talent Development Committee believes, based in part on market data (including surveys of market practices and trends among our peer group, provided by Willis Towers Watson) that a combination of cash and equity-based awards is the most effective and appropriate way to compensate our non-employee directors. For fiscal 2023, non-employee directors earned cash compensation of $26,250 per quarter, plus $20,000 annually for serving as Chair of a Board committee and $35,000 annually for serving as Lead Independent Director. In addition, each non-employee director receives an annual equity award with a target grant date value determined annually. Such equity awards generally vest on the first anniversary of the grant date. Mr. Salmon received no additional compensation for his services as a director of the Company. For fiscal 2023, non-employee directors earned fees and equity awards as shown in the following table. No material changes were made to our non-employee director compensation program for fiscal 2023.

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CORPORATE GOVERNANCE
Name	Fees Earned ($)	Equity Awards(1)(2) ($)	Total ($)
B. Evan Bayh	105,000	172,496	277,496
Jonathan F. Foster	125,000	172,496	297,496
Idalene F. Kesner	125,000	172,496	297,496
Meredith R. Harper	66,125	142,757	208,882
Jill A. Rahman(3)	113,333	172,496	285,829
Carl J. Rickertsen(3)	116,667	172,496	289,163
Chaney M. Sheffield, Jr.	79,500	172,496	251,996
Paula A. Sneed	26,500	—	26,500
Robert A. Steele	105,000	172,496	277,496
Stephen E. Sterrett	140,000	172,496	312,496
Peter T. Thomas	66,125	142,757	208,882
Scott B. Ullem	105,000	172,496	277,496

(1)
Reflects grant date fair value, calculated in accordance with FASB ASC Topic 718, of 1,970 RSUs based on, and options for 3,415 shares with an exercise price at, the closing price of the Company’s common stock on the grant date ($57.18 per share), awarded to each non-employee director on November 25, 2022. For Meredith R. Harper and Peter T. Thomas, reflects grant date fair value, calculated in accordance with FASB ASC Topic 718, of 1,407 RSUs based on, and options for 2,845 shares with an exercise price at, the closing price of the Company’s common stock on the grant date ($61.85 per share), awarded to each non-employee director on March 6, 2023.

(2)
The total number of RSUs and options held by each of the non-management Directors at September 30, 2023, is: Mr. Bayh: 1,970 RSUs and 84,412 options; Mr. Foster: 1,970 RSUs and 84,412 options; Ms. Harper: 1,407 RSUs and 2,845 options; Dr. Kesner: 1,970 RSUs and 56,412 options; Ms. Rahman: 1,970 RSUs and 11,912 options; Mr. Rickertsen: 1,970 RSUs and 45,412 options; Mr. Sheffield: 1,970 RSUs and 3,415 options; Mr. Steele: 1,970 RSUs and 70,412 options; Mr. Sterrett: 1,970 RSUs and 70,412 options; Mr. Thomas: 1,407 RSUs and 2,845 options; and Mr. Ullem: 1,970 RSUs and 54,412 options.

(3)
The annual fees for serving as Chair of the Compensation & Talent Development Committee were prorated between Mr. Rickertsen and Ms. Rahman, who succeeded Mr. Rickertsen as Chair of that committee on May 8, 2023.

TRANSACTIONS WITH RELATED PERSONS
Our Board of Directors has adopted a written policy for the review and approval or ratification of any transaction with any related party where the aggregate amount involved is expected to exceed $120,000 and in which any related party had, has or will have a direct or indirect material interest, with the exception of: (i) certain transactions involving another company in which the related party’s only relationship is as a non-executive employee, director or less-than-10% equity owner or limited partner and (ii) certain additional exceptions. Under the policy, the Audit & Finance Committee shall review such related-party transactions and may approve or ratify them only if it is determined that they are fair as to, and not inconsistent with the best interests of, the Company, considering all relevant facts and circumstances. When reviewing a related-party transaction, the Audit & Finance Committee may take into consideration all of the relevant facts and circumstances available to it, including, to the extent relevant and feasibly provided: (a) the material terms and conditions of the transaction; (b) the related party’s relationship to the Company; (c) the related party’s interest in the transaction; (d) the approximate dollar value of the transaction and of the related party’s interest in the transaction; (e) the aggregate amount of all payments or installments to be made, in the case of a transaction providing for periodic payments or installments; (f) the aggregate amount of principal to be outstanding and interest rate payable, in the case of indebtedness; and (g) any other material information.
The policy requires any officer, director or employee of the Company or its subsidiaries who becomes aware of a potential related-party transaction to notify the Chief Financial Officer or an Executive Vice President of the Company, who shall then review the proposed transaction and, if it is expected to fall within the policy, present it to the Audit & Finance Committee for review. Under the policy, the Audit & Finance Committee must approve any related-party transaction by the affirmative vote of a majority of its disinterested members. If advance approval is not feasible, then the Audit & Finance Committee must ratify the related-party transaction at its next regularly scheduled meeting or the transaction must be rescinded. In addition, the Chair of the Audit & Finance Committee may pre-approve or ratify any related-party transaction in which the aggregate amount involved is reasonably expected to be less than $100,000.
Certain of the Company’s employees who invested in the Company, including the Chief Executive Officer, Chief Financial Officer, and President — Health, Hygiene and Specialties Division, entered into a stockholders agreement

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CORPORATE GOVERNANCE
with the Company’s equity sponsors that was amended and restated upon completion of the Company’s initial public offering in October 2012 and most recently in January 2015 (the “Fourth Stockholders Agreement”). The Fourth Stockholders Agreement provides, among other things, for certain restrictions on the transferability of the equity ownership of the Company of each employee and certain other stockholders that are parties thereto, piggyback registration rights and repurchase rights by the Company in certain circumstances.
Other than as described above, the Company has not entered into any related-party transactions required to be disclosed under Securities and Exchange Commission rules and regulations since the beginning of fiscal 2023.

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REPORT OF THE AUDIT & FINANCE COMMITTEE
The following Report of the Audit & Finance Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this information by reference and shall not otherwise be deemed filed under such Acts.
The Audit & Finance Committee is a separately-designated, standing committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. It is composed of five directors, each of whom the Board of Directors has determined is an “independent director” as defined by NYSE listing standards. The Audit & Finance Committee’s responsibilities are set forth in its written charter approved by the Board of Directors. The Board has also determined that the members of the Audit & Finance Committee meet the financial literacy requirements of NYSE listing standards.
Management is responsible for the Company’s financial reporting process, including systems of internal control over financial reporting. The independent registered public accountants are responsible for performing an independent audit of the Company’s consolidated financial statements and the effectiveness of the Company’s internal control over financial reporting in accordance with the standards of the Public Company Accounting Oversight Board, and to issue a report thereon. The Audit & Finance Committee’s responsibility is to engage the independent auditor and otherwise to monitor and oversee these processes.
For the fiscal year ended September 30, 2023, the Audit & Finance Committee engaged Ernst & Young LLP to serve as the Company’s independent auditor.
The Audit & Finance Committee has met and held discussions with management and Ernst & Young LLP. The Audit & Finance Committee reviewed and discussed the financial statements for fiscal 2023 with management and with Ernst & Young LLP. Management represented to the Audit & Finance Committee that the Company’s consolidated financial statements as of and for the fiscal year ended September 30, 2023 were prepared in accordance with generally accepted accounting principles. Ernst & Young LLP audited the Company’s consolidated financial statements as of and for the fiscal year ended September 30, 2023 and the effectiveness of the Company’s internal control over financial reporting as of September 30, 2023 and has issued a report thereon. The Audit & Finance Committee discussed with the independent registered public accountants matters required to be discussed by applicable requirements of the Public Company Accounting Oversight Board.
The Audit & Finance Committee has received the written disclosures and the letter from Ernst & Young LLP required by applicable requirements of the Public Company Accounting Oversight Board regarding Ernst & Young’s communications with the Audit & Finance Committee concerning independence, and the Audit & Finance Committee has discussed with the independent registered public accountants that firm’s independence. In addition, the Audit & Finance Committee approves in advance all services performed by the Company’s independent auditor. The Audit & Finance Committee determined that Ernst & Young’s provision of non-audit services to the Company as described in “Matters Relating to Independent Registered Public Accountants” is compatible with maintaining that firm’s independence.
Based on these discussions and reviews, the Audit & Finance Committee determined that the audited financial statements for the Company’s last fiscal year should be included in our Company’s Form 10-K and made a formal recommendation to the Board of Directors to that effect.
Members of the Audit & Finance Committee at the time of the filing of the Form 10-K who approved this report:
Jonathan F. Foster
Meredith R. Harper
Stephen E. Sterrett
Robert A. Steele
Scott B. Ullem

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EXECUTIVE COMPENSATION
EXECUTIVE SUMMARY
Executive Compensation Highlights
Link compensation to Company performance	Performance drives pay. A significant portion of compensation opportunities for the Named Executive Officers is variable, meaning it is tied to performance. Cash STI payouts are based on the attainment of business plan performance metrics.
Balanced compensation program	The compensation program includes complementary but diverse performance goals, a balance of types of compensation, and caps on the amount of compensation that can be awarded.
Compensation aligned with stockholder interests	Long-term incentive compensation opportunities for the Named Executive Officers are equity or equity-based.
Independent Compensation Consultant	Our Compensation & Talent Development Committee utilizes an independent compensation consultant.
Double trigger change in control arrangements	Benefits in connection with a change in control are only payable after a qualifying termination.
No repricing of awards	No previously granted awards can be repriced or surrendered in exchange for new awards.
Compensation Recovery Policy	Our Compensation Recovery Policy provides for the recovery of certain executive compensation in accordance with the New York Stock Exchange listing standards effective October 2, 2023.
Fiscal 2023 Compensation Overview
Our executive compensation program is comprised of (i) base salary, (ii) short-term annual performance-based cash incentives (annual STI), and (iii) long-term equity and equity-based incentives. The highlights of our fiscal 2023 compensation program are as follows:
•
Fiscal 2023 base salaries for our executive officers remained at the fiscal 2022 salaries, with limited adjustments based on performance and changes in position or responsibility.

•
The short-term annual performance-based cash incentive is comprised of three components that are tied directly to the performance of the Company:

—
an Adjusted EBITDA target (70% of the target award),

—
a free cash flow target (20% of the target award), and

—
a Greenhouse Gas emissions reduction target (10% of the target award).

•
Based on our actual results for the fiscal year ended September 30, 2023, Adjusted EBITDA performance came in at 100% of the target, and free cash flow came in at 180% of the target, which resulted in a total annual STI payout to our Named Executive Officers equal to 106% of target STI for fiscal 2023. Greenhouse Gas emissions reduction is estimated to be achieved at 200% of the target, which would result in a total annual STI payout to our Named Executive Officers equal to 126% of target STI for fiscal 2023. The achievement of the Greenhouse Gas emissions reduction component of our target STI remains subject to a final audit, which is expected to be completed in the first half of calendar 2024, at which time the portion of STI attributable to the Greenhouse Gas emissions reduction will be paid to participants.

•
In fiscal 2023, we granted: (i) stock options with respect to approximately 1.3 million shares in the aggregate to non-employee directors, employees and officers, including our Named Executive Officers, and (ii) restricted stock units with respect to approximately 400 thousand shares in the aggregate to non-employee directors, employees and officers, excluding our executive officers and Named Executive Officers.

•
In fiscal 2023, we also granted performance-based restricted stock units with a target value equivalent to approximately 200 thousand shares, which will be settled only in cash, to Company executive officers, including

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EXECUTIVE COMPENSATION
performance-based restricted stock units with a target value equivalent to approximately 140 thousand shares to our Named Executive Officers.
•
In fiscal 2023 the annual equity and equity-based awards to our executive officers consisted of 40% stock options and 60% performance-based restricted stock units, each of which are subject to the terms and conditions discussed below.

The pie charts below show the mix of CEO and aggregate other Named Executive Officer (NEO) compensation by type and form at target for fiscal 2023:
CEO	OTHER NEOS (AVERAGE)

COMPENSATION DISCUSSION AND ANALYSIS
The Compensation Discussion and Analysis identifies and describes the basic principles, philosophies and rationale underlying our compensation decisions and programs as well as the key elements of compensation for our Named Executive Officers identified in our Summary Compensation Table below. The Compensation & Talent Development Committee made all final compensation decisions for our Chief Executive Officer and all executive officers, including each of our Named Executive Officers identified in our Summary Compensation Table below, for the 2023 fiscal year. For fiscal 2023, our Named Executive Officers identified in the Summary Compensation Table include our current Chief Executive Officer, Chief Financial Officer, and the next three highest compensated executive officers serving as such at fiscal year-end. Below is a discussion of the principles outlining our executive compensation program.
Our goal as an employer is to ensure that our pay practices are equitable as compared to market practice, facilitate appropriate retention, and reward exceptional performance. We have periodically conducted studies to better understand compensation programs of other manufacturing companies similar in size to the Company. Our studies have reviewed base salary, short-term incentives, and long-term equity awards, and based on such studies, we believe that our overall compensation levels are competitive with other comparable companies.
The Company believes that executive compensation should be designed to align closely the interests of its executive officers and stockholders and to attract, motivate, reward and retain superior management talent. The Company utilizes the following guidelines pertaining to executive compensation:
•
pay compensation that is competitive with the practices of other manufacturing businesses that are similar in size to the Company;

•
provide wage enhancements aligned with the performance of the Company; and

•
pay for performance by:

—
setting performance goals determined (i) by the Compensation & Talent Development Committee for our Chief Executive Officer and (ii) by our Chief Executive Officer and the Compensation & Talent Development Committee for other executive officers;

—
providing a short-term annual performance-based cash incentive opportunity through a bonus plan that is based upon achievement of these performance goals; and

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EXECUTIVE COMPENSATION
—
providing long-term incentive opportunities in the form of equity and equity-based awards in order to retain those individuals with the leadership abilities necessary for increasing long-term stockholder value while aligning their interests with the interests of our stockholders.

Role of Compensation & Talent Development Committee
The Compensation & Talent Development Committee’s specific roles are to:
•
approve all compensation plans for the Chief Executive Officer of the Company and all other executive officers;

•
recommend to our Board of Directors all compensation plans for our Board of Directors;

•
approve the short-term compensation of the executive officers and recommend short-term compensation for members of our Board of Directors;

•
approve and authorize grants under the Company’s incentive plans, including all equity plans and long-term incentive plans;

•
lead the Board of Directors in its annual review of the executive officers’ performance; and

•
prepare the report on executive compensation required by Securities and Exchange Commission rules and regulations for inclusion in our annual Proxy Statement.

Role of Compensation Consultant
In 2014 the Compensation & Talent Development Committee engaged Towers Watson (now known as Willis Towers Watson) to help design the Berry Global Group, Inc. 2015 Long-Term Incentive Plan (as may be amended, restated, amended and restated, supplemented, or otherwise modified from time to time, the “2015 Plan”) and provide advice regarding the number of shares to be reserved thereunder. Willis Towers Watson’s assistance in designing the 2015 Plan included reviewing the Company’s outstanding stock option grants, providing detail on market-competitive plan design features, collecting and reporting on market-competitive rates on share overhang, annual burn rate, share value transfer rates and equity vehicles used, and developing a final report based on management’s feedback and presenting such report to the Compensation & Talent Development Committee for review and approval.
For fiscal 2023, the Company utilized Willis Towers Watson to provide market-based salary and long-term incentive analyses and survey data for the executive leadership team. As a result of this review, the Compensation & Talent Development Committee approved fiscal 2023 equity grants for executive officers that were comprised of 40% stock options and 60% performance-based restricted stock units.
For FY2023 executive compensation planning, our peer group consists of the following companies:
• Amcor plc	• International Paper Company
• AptarGroup, Inc.	• Packaging Corporation of America
• Avery Dennison Corporation	• Sealed Air Corporation
• Ball Corporation	• Silgan Holdings Inc.
• Conagra Brands, Inc.	• Sonoco Products Company
• Crown Holdings, Inc.	• Westlake Corporation
• Eastman Chemical Company	• WestRock Company
• Graphic Packaging Holding Company
The Company reviewed potential peers from the packaging and specialty materials industries, taking into account global presence, revenues, enterprise value and market cap. The analysis and changes made were also reviewed with Willis Towers Watson. This peer group of companies had median revenue of $9.5 billion and median market capitalization of $10.7 billion based on the most recent publicly available data as of September 30, 2023. The Company’s revenue and market capitalization at the end of fiscal 2023 was $12.7 billion and $7.1 billion respectively.
Role of Executive Officers
The performance goals of each of our executive officers are reviewed annually. This information, along with the performance of the Company and market data, determines the wage adjustment recommendation presented to the

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EXECUTIVE COMPENSATION
Compensation & Talent Development Committee. All other compensation recommendations with respect to our executive officers are made by the Chief Executive Officer pursuant to policies established in consultation with the Compensation & Talent Development Committee and recommendations from our Human Resources Department.
The Compensation & Talent Development Committee evaluates the performance of the Chief Executive Officer and determines the Chief Executive Officer’s compensation in light of the goals and objectives of the compensation program. The Compensation & Talent Development Committee reviews, on at least an annual basis, the performance of the Chief Executive Officer as compared to the achievement of the Company’s goals and any individual goals. The Chief Executive Officer, together with the Human Resources Department, reviews annually the performance of each executive officer as compared with the achievement of the Company or operating division goals, as the case may be, together with each executive’s individual goals and makes compensation recommendations to the Compensation & Talent Development Committee. The Compensation & Talent Development Committee can exercise its discretion in modifying any recommended adjustments or awards to the executives. Both performance and compensation are evaluated to help the Company attract and retain high quality executives in vital positions and that their compensation, taken as a whole, is competitive and appropriate compared to that of similarly situated executives in other corporations within the Company’s industry.
Role of Stockholder Say-on-Pay Votes
At the Company’s February 15, 2023 annual meeting of stockholders, approximately 96% of the votes cast were voted in favor of the say-on-pay proposal. The Compensation & Talent Development Committee considered these results and believes the voting results reflect strong stockholder support for the Company’s approach to executive compensation. The Compensation & Talent Development Committee will continue to consider the outcome of the Company’s say-on-pay votes when making future compensation decisions for the Named Executive Officers (as defined in Executive Compensation  —  Summary Compensation Table).
Executive Compensation Program
The fiscal 2023 compensation of our executive officers was generally classified into the following three categories:
(1)
base salary,

(2)
short-term annual performance-based cash incentive under our Executive Bonus Plan, and

(3)
long-term equity and equity-based awards in the form of Company stock options and performance-based restricted stock units, the latter of which will be settled only in cash.

The Company has selected these elements because each is considered useful and/or necessary to meet one or more of the principal objectives of the Company’s business. Base salary and annual STI targets are set with the goal of motivating our Named Executive Officers and adequately compensating and rewarding them on a day-to-day basis for the time spent and the services they perform. Our long-term incentive programs are geared toward providing an incentive and reward for the achievement of long-term business objectives, retaining key talent and more closely aligning the interests of management with those of our stockholders.
The compensation program for our Named Executive Officers is reviewed on an annual basis. In setting individual compensation levels for a particular executive, the total compensation package is considered, along with the executive’s past and expected future contributions to our business.
Base Salary
Our executive officers’ base salaries depend on their position within the Company, the scope of their responsibilities, the period during which they have been performing those responsibilities and their overall performance. Base salaries are reviewed annually and are generally adjusted from time to time to realign salaries with market levels after taking into account individual responsibilities, performance and experience. No Fiscal 2023 base salary adjustments were made for our executive officers.
Short-Term Annual Performance-Based Cash Incentive
The Company has a long history of sharing profits with employees. This philosophy is embedded in our corporate culture and is one of many practices that has enabled the Company to continually focus on improvement and be successful.

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EXECUTIVE COMPENSATION
The Berry Global Group, Inc. Executive Bonus Plan is intended to provide an incentive for superior work and to motivate covered key executives toward even greater achievement and business results, to tie their goals and interests to those of the Company and our stockholders and to enable us to attract and retain highly qualified executives.
The Executive Bonus Plan is administered by our Compensation & Talent Development Committee. Under the Executive Bonus Plan, we may pay short-term incentives (including, without limitation, discretionary bonuses) to covered key executives, including our Named Executive Officers, based upon such terms and conditions as our Compensation & Talent Development Committee may in its discretion determine.
Our Compensation & Talent Development Committee approved fiscal year 2023 target values of awards and awards paid under the Executive Bonus Plan. Depending on our overall business performance, which for fiscal year 2023 was specifically related to our attainment of Adjusted EBITDA, free cash flow and Greenhouse Gas emissions reductions targets, each Named Executive Officer, other than the Chief Executive Officer, was eligible to receive a short-term incentive award, or STI, under the Executive Bonus Plan ranging from zero to 160% of his or her annual base salary, with 80% being the STI target. Our Chief Executive Officer was eligible to receive a short-term incentive award under the Executive Bonus Plan ranging from zero to 250% of his annual base salary, with 125% being the STI target. These targets were subject to change at the discretion of the Compensation & Talent Development Committee. Performance objectives are generally set on an annual basis. The applicable performance period was the 2023 fiscal year.
For fiscal year 2023 awards under the Executive Bonus Plan, 70% of the target value of the award was based on attaining 100% of the applicable annual Adjusted EBITDA target, 20% was based on attaining 100% of the free cash flow target, and 10% was based on attaining 100% of the Greenhouse Gas emissions reduction target.
The pro forma contribution from acquisitions is excluded from Adjusted EBITDA for purposes of determining Executive Bonus Plan payouts as the activity is prior to Berry ownership. Similarly, unrealized cost savings are not included in determining achievement of Adjusted EBITDA except to the extent expressly approved by the Compensation & Talent Development Committee. Adjusted EBITDA is a supplemental financial measure that is not required by, or presented in accordance with GAAP, and should not be considered as an alternative to net income or operating income presented in accordance with GAAP. We define Adjusted EBITDA for Executive Bonus Plan purposes as Operating EBITDA adjusted for unrealized cost synergies approved by the Compensation & Talent Development Committee. We define Operating EBITDA as net income before depreciation and amortization, income tax expense, interest expense (net), and certain non-recurring or non-cash charges, which are more particularly described in our debt documents. We define free cash flow for Executive Bonus Plan purposes as cash flow from operating activities less net additions to property, plant and equipment.
Fiscal year 2023 STI payments under the Executive Bonus Plan are directly tied to the performance of the Company. Upon approval by our Compensation & Talent Development Committee, such payments are generally made, to the extent earned, on an annual basis on a date determined by the Compensation & Talent Development Committee.
The target performance levels and actual performance achieved under our Executive Bonus Plan for fiscal 2023 are set forth below:
($ in millions)		Target STI (% of Base Salary)	Adjusted EBITDA Factor (70%) Achieved	Free Cash Flow Factor (20%) Achieved	Greenhouse Gas Emission Factor (10%) Achieved(1)	STI Achieved (% of Target STI)
CEO	FY2023	125%	100%	180%	200%	126%
Other NEOs	FY2023	80%	100%	180%	200%	126%

(1)
Estimated. The achievement of the Greenhouse Gas emissions reduction component of our target STI remains subject to a final audit, which is expected to be completed in the first half of calendar 2024, at which time the portion of STI attributable to the Greenhouse Gas emissions reduction will be paid to participants.

Equity and Equity-Based Compensation Plans
In order to more closely align the interests of its executive officers and stockholders, the Compensation & Talent Development Committee determined that for fiscal 2023 the annual equity awards to our executive officers would consist of 40% stock options and 60% performance-based restricted stock units (“PSUs”), the latter of which are valued in part on the performance of our stock but will be settled in cash. The stock options vest over a four-year period

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and the PSUs vest, based on the achievement of performance criteria (relative TSR and ROCE targets, each with a 50% weighting factor), at the end of the applicable three-year performance period.
The Company historically grants equity and equity-based awards, if any, shortly following the announcement of our fiscal year end results based on a consistent value determined as a multiple of base salary, with limited performance-based exceptions. The fiscal 2023 target award opportunity for the Named Executive Officers was allocated between PSUs and options as noted above, and the target award opportunity allocated to each type of award was converted into a target number of units using the closing price of Berry’s common stock on the grant date.
In fiscal 2023, we granted (i) stock options with respect to approximately 1.3 million shares in the aggregate to non-employee directors, employees and officers, including our Named Executive Officers, (ii) restricted stock units with respect to approximately 400 thousand shares in the aggregate to non-employee directors, employees and officers, excluding our executive officers and Named Executive Officers, and (iii) PSUs payable in cash, with an aggregate target value equivalent to approximately 200 thousand shares to executive officers, including an aggregate target value equivalent to approximately 140 thousand shares to our Named Executive Officers, as set forth in the Grants of Plan-Based Awards table below.
The Compensation & Talent Development Committee is not prohibited from granting awards at times when it is in possession of material nonpublic information. However, no material nonpublic information was taken into account in determining the number of equity and equity-based awards granted or the exercise price for stock options, and we did not “time” the release of any material nonpublic information to affect the value of those awards.
Options
Stock options encourage retention through the vesting period and incentivize performance since the options only have value to the extent the market value of our stock increases.
The exercise price for stock options is the fair market value of our common stock on the date of grant. The fair market value of a share of our common stock is determined for this purpose by reference to the public trading price of a share of our common stock on the date of grant of the option (e.g., using a weighted average or closing price).
The options granted in fiscal 2023 vest and become exercisable over a four-year period. Unless set forth otherwise in the applicable award agreement, time-based options generally vest in 25% increments on each of the first four (4) anniversaries of the grant date. In each case, the vesting of options is generally subject to the grantee’s continued employment at the Company or at one of its subsidiaries as of the applicable vesting date (subject to certain exceptions, as described below); provided, that award agreements generally provide that options will vest pro rata, on a monthly basis, if a grantee’s employment is involuntarily terminated without cause after the first anniversary of the grant date.
The maximum term of options granted is ten (10) years. Subject to certain exceptions set forth in the applicable stock option award agreement, unvested options are automatically forfeited upon termination. The outstanding stock options provide (i) accelerated vesting of all unvested options upon an employee’s death or permanent disability and (ii) in the event of an employee’s qualified retirement, continuation of the normal vesting period applicable to the retiree’s unvested options, as well as an extension of the exercise period to the end of the original ten-year term of the retiree’s vested options.
With respect to equity and equity-based awards granted under the 2015 Plan, no award will vest or become payable solely as a result of a change in control, unless otherwise provided in an award agreement or award program, and we have not granted any awards under the 2015 Plan that would vest or become payable solely as a result of a change in control. On July 20, 2016, the Company amended outstanding stock options in order to further implement market-based compensation practices in line with compensation practices of similarly situated, publicly-traded companies as presented by Willis Towers Watson and other publicly available compensation studies. Each outstanding option was amended to provide for full vesting and exercisability of stock options following any termination of employment without “cause” and not due to “disability” (both, as defined in the applicable award agreement) or any resignation for “good reason,” if applicable (as defined in the recipient’s employment agreement) within the two years following a “change in control.” In that case, the options will also continue to be exercisable for the

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remaining term of the applicable award. Any change in control rights in the applicable awards prior to giving effect to these amendments were preserved to the extent they could apply more than two years following a change in control.
Stock options also provide that an additional forty percent (40%) of the shares underlying the stock option shall vest and become exercisable (not to exceed one hundred percent (100%) vested) following any involuntary termination of employment without “cause (as defined in the award agreement) or any resignation for “good reason,” if applicable (as defined in the recipient’s employment agreement), more than two years after a change in control.
The 2015 Plan contains a definition of “change in control,” although the plan committee may provide a different definition in an award agreement or award program. “Change in control” under the 2015 Plan is generally: (1) the acquisition by a person or group, together with stock the person or group already holds, of 50% or more of the combined voting power of the then outstanding voting securities of the Company, (2) the replacement of a majority of the members of the Board of Directors in a twelve-month period by directors whose appointment or election is not endorsed by at least two-thirds of the incumbent members of the Board of Directors (including those endorsed by at least two-thirds of the incumbent directors, but excluding any director who assumes office in connection with an actual or threatened proxy contest), (3) a reorganization, merger, share exchange, combination or consolidation that results in stockholders of the Company prior to such transaction owning 50% or less of the combined voting power of the resulting company immediately after the transaction, or (4) the sale, transfer or assignment of all or substantially all of the assets of the Company to any third party. However, solely for awards which are subject to Internal Revenue Code (“IRC”) Section 409A and provide for payment on a change in control, “change in control” means an a “change in control event” under IRC Section 409A unless otherwise provided in the award.
Performance-Based Restricted Stock Units
The value of each PSU is based on the value of one share of Berry common stock. The Compensation & Talent Development Committee assumes each executive will earn 100% of the PSUs awarded for purposes of determining the total compensation opportunity.
Unless set forth otherwise in the applicable award agreement, performance-based restricted stock units vest, based on the achievement of performance criteria (relative TSR and ROCE targets, each with a 50% weighting factor), at the end of the applicable three-year performance period. The Compensation & Talent Development Committee believes that a three-year performance cycle is appropriate for the PSU awards because a multi-year performance cycle enables the Committee to meaningfully evaluate the execution of long-term strategies and the effect on shareholder value.
The number of PSUs actually earned and paid is determined based upon Berry’s achievement of pre-established performance targets over the three-year performance cycle, and the ultimate value of each PSU is based on the average of the closing prices of Berry’s common stock over the thirty-day period ending on the last day of the performance period. Because the value of PSUs is linked to both stock price and performance targets, PSUs provide a strong incentive to executives to deliver value to Berry’s shareholders.
PSUs provide a retention incentive by requiring the executive to remain employed with Berry through the end of the applicable performance period. Notwithstanding the foregoing, if a grantee’s employment is involuntarily terminated without “cause” (as defined in the award agreement), PSU award agreements generally provide that the service condition shall be deemed satisfied with respect to a pro-rated number of PSUs based on the number of months of the performance period completed at the time of termination. In addition, outstanding PSU awards provide full satisfaction of the service condition upon an employee’s death, permanent disability or qualified retirement. Any vested PSUs are, in all events, settled shortly following the last day of the performance period.
PSU awards provide that the service condition is deemed met following any involuntary termination of employment without “cause” (as defined in the award agreement) or any resignation for “good reason,” if applicable (as defined in the recipient’s employment agreement) within the two years following a change in control. PSU awards also provide that upon an involuntary termination of employment more than two years after a change in control, an additional forty percent (40%) of the service condition is deemed met (not to exceed one hundred percent (100%)). Any vested PSUs are, in all events, settled shortly following the last day of the Performance Period.
For PSU awards granted in fiscal 2023, the payout of the awards is based on the Company achieving the performance criteria (relative TSR and ROCE targets, each with a 50% weighting factor), at the end of the three-year performance period commencing on October 2, 2022, as shown in the table below:

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Metric Weighting
Fifty Percent (50%)	Relative TSR vs. Peer Group
			Threshold	Target	Maximum
	Percentile	Below 25%	25%	50%	75%
	Vesting Payout %	0%	50%	100%	200%
Fifty Percent (50%)	ROCE
			Threshold	Target	Maximum
	Performance	Below 13%	13%	14%	15%
	Vesting Payout %	0%	50%	100%	200%
Payout scale pro-rated on a straight-line basis.
Compensation Programs and Risk Management
We have determined that any risks arising from our compensation programs and policies are not reasonably likely to have a material adverse effect on the Company. Our compensation programs and policies mitigate risk by combining performance-based, long-term compensation elements with payouts that are highly correlated to the value delivered to the Company and its stockholders. The combination of performance measures applicable to annual STI awards and equity and equity-based compensation awards granted to our executive officers and the multi-year vesting schedules applicable to equity and equity-based awards granted to our executives encourage our executives to maintain both a short-term and long-term view with respect to Company performance.
Post-Employment Compensation
We provide post-employment compensation to our employees, including termination rights and benefits pursuant to employment agreements with our Named Executive Officers, as a continuation of our historical practices. The Compensation & Talent Development Committee believes that offering such compensation allows us to attract and retain qualified employees and executives in a highly competitive marketplace and rewards our employees and executives for their contribution to the Company during their employment.
Effective on October 2, 2023, Mr. Salmon retired from his roles as Chairman and Chief Executive Officer but remained with the Company through December 31, 2023 in an advisory capacity to ensure a smooth transition (the “Transition Period”). In connection with his advisory role, the Company approved certain compensation changes for Mr. Salmon. Specifically, during the Transition Period, Mr. Salmon was eligible to receive, among other benefits: (i) a prorated salary based on his annual base salary for fiscal 2023; (ii) a target annual bonus for fiscal 2023, equal to 125% of his annual base salary, in accordance with the terms and conditions of the annual bonus plan and subject to approval of the Board; (iii) a prorated target annual bonus for fiscal 2024, equal to 125% of his annual base salary for fiscal 2024, in accordance with the terms and conditions of the annual bonus plan and subject to approval of the Board; (iv) benefits under employee benefit plans maintained by the Company that are generally available to senior executives as well as customary reimbursement for expenses incurred in the performance of his advisory duties; (v) personal use of the Company’s aircraft in accordance with Company policy; (vi) reimbursement for tax preparation for the 2023 and 2024 calendar tax years in accordance with Company policy; and (vii) a Company-paid physical examination for calendar year 2024.
A principal component of our post-employment compensation program is a qualified defined contribution 401(k) plan, which applies to all of our U.S. employees generally. Under the 401(k) plan, the Company awards a $200 lump sum contribution annually for participating in the plan and the Company matches fifty percent (50%) of the applicable participant’s 401(k) plan elective deferrals (not to exceed six percent (6%) of base compensation) made during the plan year.
Perquisites and Other Personal Benefits
The Compensation & Talent Development Committee periodically reviews the perquisites provided to our executive officers to ensure that they are reasonable, competitive and consistent with the overall compensation program. Such perquisites include for certain of our executive officers (as set forth in more detail in the Summary Compensation Table below and accompanying footnotes) use of a Company-provided car or car allowance, availability of an annual executive physical, and, for our Chief Executive Officer financial planning, tax return preparation and personal use of the Company’s corporate aircraft.

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Deferred Compensation Plan
In late fiscal 2021 we adopted a Non-qualified Deferred Compensation Plan that permits U.S.-based Named Executive Officers to elect to defer a portion of their base salary and STI payments under the Executive Bonus Plan. The Compensation & Talent Development Committee believes that this plan is appropriate because executives are limited in the amount that they can save for retirement under the 401(k) plan due to IRS limits applicable to tax-qualified retirement plans. Eligible participants may: (i) defer up to 75% of their base salary; (ii) defer up to 90% of their annual STI payments, and (iii) receive a Company matching contribution equal to 50% of up to 6% of base salary and STI payments deferred above the IRS 401(k) compensation limit. All deferred amounts are payable in cash.
Compensation Recovery Policy
On November 1, 2023, the Board adopted a Compensation Recovery Policy. The Compensation Recovery Policy, adopted in compliance with Exchange Act Rule 10D and the corresponding NYSE listing standards, applies to current and certain former executive officers of the Company. In the event the Company is required to restate its financial statements as a result of events described in the New York Stock Exchange listing standards effective October 2, 2023, the Compensation & Talent Development Committee is authorized to recover (clawback) incentive compensation awarded to a covered executive in accordance with its Compensation Recovery Policy. This recovery policy reflects the Company’s culture that emphasizes integrity and accountability and that reinforces the Company’s pay-for-performance compensation philosophy.
Anti-Hedging Policy
Berry policy prohibits directors, executive officers and key employees from engaging in publicly traded options and hedging transactions with regard to Berry securities, including the pledging of shares of Berry stock to secure personal loans.
Section 162(m) of the Internal Revenue Code
IRC Section 162(m) places a $1 million limit on the amount of compensation a public company can deduct in any one year for certain specified executive officers, except for qualifying performance-based compensation for tax years which began on or before December 31, 2017. While the Compensation & Talent Development Committee has historically considered the deductibility of awards as one factor in determining executive compensation, the Compensation & Talent Development Committee also looks at other factors in making its decisions, as noted above, and retains the flexibility to award compensation that it determines to be consistent with the goals of our executive compensation program even if the awards are not deductible for tax purposes.
The exemption from Section 162(m)’s deduction limit for performance-based compensation has been repealed, effective for taxable years beginning after December 31, 2017, such that compensation paid to our covered executive officers in excess of $1 million will not be deductible unless it qualifies for transition relief applicable to certain arrangements in place as of November 2, 2017.
Despite our efforts in the past to structure annual cash incentives in a manner intended to be exempt from Section 162(m) and therefore not subject to its deduction limits, because of ambiguities and uncertainties as to the application and interpretation of Section 162(m) and the regulations issued thereunder, including the uncertain scope of the transition relief under the legislation repealing Section 162(m)’s exemption from the deduction limit, no assurance can be given that compensation intended to satisfy the requirements for exemption from Section 162(m) in fact will be exempt. Further, the Compensation & Talent Development Committee reserves the right to modify compensation that was initially intended to be exempt from Section 162(m), if it determines that such modifications are consistent with our business needs.

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COMPENSATION & TALENT DEVELOPMENT COMMITTEE REPORT
The Compensation & Talent Development Committee has reviewed and discussed with the Company’s management the “Compensation Discussion and Analysis” included in this Proxy Statement. Based on such review and discussions, the Compensation & Talent Development Committee recommended to the Company’s Board of Directors that the “Compensation Discussion and Analysis” be included in this Proxy Statement.
THE COMPENSATION & TALENT DEVELOPMENT COMMITTEE:
B. Evan Bayh
Jonathan F. Foster
Jill A. Rahman
Carl J. Rickertsen
Peter T. Thomas
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
During fiscal 2023, no officer or employee served as a member of the Compensation & Talent Development Committee and none of the members of the Compensation & Talent Development Committee had any relationship required to be disclosed by Section 407(e)(4) of Regulation S-K.

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SUMMARY COMPENSATION TABLE
The following table sets forth the compensation awarded to, earned by, or paid during the last three fiscal years to each person serving as our chief executive officer and chief financial officer during the most recent fiscal year, and each of the other three most highly compensated executive officers as of the end of the most recent fiscal year (collectively, the “Named Executive Officers”).
Name and Principal Position(1)	Fiscal Year	Salary ($)	Stock-Based Awards(2) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)
Thomas E. Salmon Chairman and Chief Executive Officer	2023	1,202,000	5,167,001	2,971,726	1,893,150	476,734(3)	11,710,612
	2022	1,208,289	4,361,776	3,599,993	909,220	343,729	10,423,007
	2021	1,121,539	3,405,714	4,853,472	2,045,313	72,463	11,498,501
Mark W. Miles Chief Financial Officer	2023	660,000	1,435,233	825,475	665,280	49,867(4)	3,635,854
	2022	638,230	1,211,569	999,994	319,792	68,349	3,237,934
	2021	621,769	933,726	1,330,608	731,850	19,651	3,637,604
Curt L. Begle President – Health, Hygiene & Specialties Division	2023	660,000	932,976	536,558	665,280	48,239(4)	2,843,054
	2022	637,845	757,271	625,010	319,286	57,694	2,397,104
	2021	620,308	589,326	839,808	728,280	27,285	2,805,007
Jean-Marc Galvez President – Consumer Packaging International Division	2023	667,725	932,976	536,558	673,067	36,853(5)	2,847,180
	2022	733,501	908,676	749,991	305,239	97,032	2,794,439
	2021	692,878	719,394	1,025,232	799,984	93,112	3,330,600
Jason K. Greene Executive Vice President, Chief Legal Officer and Secretary	2023	554,000	1,076,459	619,106	558,432	41,281(4)	2,849,278
	2022	540,615	757,271	625,010	272,228	50,362	2,245,485
	2021	530,192	589,326	839,808	624,750	23,706	2,607,782

(1)
Reflects titles as of October 1, 2023.

(2)
Reflects the aggregate grant date fair value of the awards, calculated in accordance with FASB ASC Topic 718, and do not necessarily correspond to the actual value that will be realized by the applicable executive. PSU values assume target performance level achievement. See the Grants of Plan-Based Awards table on page 42 for more information on awards granted in fiscal 2023. If the maximum payout is earned, the number of PSUs paid out would have amounted to the following grant date fair values for the awards shown in 2023: Mr. Salmon — $10,334,002, Mr. Miles — $2,870,466, Mr. Begle — $1,865,952, Mr, Galvez — $ 1,865,952, and Mr. Greene — $2,152,918.

(3)
Includes costs incurred by the Company for financial planning and tax return preparation, costs of group life insurance coverage provided to the executive, and matching contributions made by the Company to the executive’s account under the Company’s 401(k) plan and deferred compensation plan (such matching contribution is listed in the Non-Qualified Deferred Compensation table below). For fiscal 2023, the incremental amount of personal use of the Company aircraft for Mr. Salmon was $412,650, which is included in the perquisites amounts set forth above.

(4)
Includes costs incurred by the Company for auto allowance or the executive’s personal use of a Company-provided vehicle, incremental cost of personal use of the Company aircraft in the case of Mr. Miles, cost of group life insurance coverage provided to the executive, cost of an executive physical, and matching contributions made by the Company to the executive’s account under the Company’s 401(k) plan and deferred compensation plan (such matching contribution is listed in the Non-Qualified Deferred Compensation table below).

(5)
Includes costs incurred by the Company for the executive’s personal use of a Company-provided vehicle and for benefits provided pursuant to the Company’s International Assignment Policy as a result of Mr. Galvez’s foreign work assignments (aggregate value of such benefits estimated to be $93,112 in fiscal 2021, $97,032 in fiscal 2022 and $20,971 in fiscal 2023). These benefits primarily include health and welfare plans and a housing allowance of $75,643 in fiscal 2021, $78,742 in fiscal 2022 and $20,971 in fiscal 2023. The International Assignment Policy facilitates the assignment of employees to positions outside their home country by minimizing any financial detriment or gain to the employee from the international assignment.

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GRANTS OF PLAN-BASED AWARDS FOR FISCAL 2023
The following table sets forth certain information regarding grants and modifications of plan-based awards in fiscal 2023.
Name	Grant Date	Executive Bonus Plan(1) Estimated Possible Payouts Under Non-Equity Incentive Plan Awards ($)			Stock Options(2)			PSUs(3) Estimated Possible Payouts Under Equity-Based Incentive Plan Awards			Grant Date Fair Value(4) ($)
		Threshold ($)	Target ($)	Maximum ($)	Number of Securities (#)	Exercise Price ($/Sh)	Grant Date Fair Value ($)	Threshold (#)	Target (#)	Maximum (#)
Thomas E. Salmon
Options	11/25/2022	—	—	—	169,561	57.18	2,971,726	—	—	—	—
PSUs	11/25/2022	—	—	—	—	—	—	37,776	75,551	151,102	5,167,001
Executive Bonus Plan	9/30/2023	450,750	1,502,500	3,005,000	—	—	—	—	—	—	—
Mark W. Miles
Options	11/25/2022	—	—	—	47,100	57.18	825,475	—	—	—	—
PSUs	11/25/2022	—	—	—	—	—	—	10,493	20,986	41,972	1,435,233
Executive Bonus Plan	9/30/2023	158,400	528,000	1,056,000	—	—	—	—	—	—	—
Curt L. Begle
Options	11/25/2022	—	—	—	30,615	57.18	536,558	—	—	—	—
PSUs	11/25/2022	—	—	—	—	—	—	6,821	13,641	27,282	932,976
Executive Bonus Plan	9/30/2023	158,400	528,000	1,056,000	—	—	—	—	—	—	—
Jean-Marc Galvez
Options	11/25/2022	—	—	—	30,615	57.18	536,558	—	—	—	—
PSUs	11/25/2022	—	—	—	—	—	—	6,821	13,641	27,282	932,976
Executive Bonus Plan	9/30/2023	160,254	534,180	1,068,360	—	—	—	—	—	—	—
Jason K. Greene
Options	11/25/2022	—	—	—	35,325	57.18	619,106	—	—	—	—
PSUs	11/25/2022	—	—	—	—	—	—	7,870	15,740	31,480	1,076,459
Executive Bonus Plan	9/30/2023	132,960	443,200	886,400	—	—	—	—	—	—	—

(1)
Represents possible payout that could have been earned under the Executive Bonus Program for the fiscal year ended September 30, 2023. See the Summary Compensation Table above for the amounts actually earned based on fiscal 2023 performance. The performance targets and actual performance achieved are discussed under “Executive Compensation — Short-Term Annual Performance-Based Cash Incentive” above.

(2)
Options vest 25% on each of the first four anniversaries of the date of grant, subject to the terms and conditions of the plan and award agreement. Fiscal 2023 options were granted on November 25, 2022.

(3)
Reflects the potential payout range of PSU awards granted in fiscal year 2023 to our Named Executive Officers in accordance with the Company’s long-term incentive award program, as described above. At the conclusion of the three-year performance cycle, payouts can range from 0% to 200% of the target number of units awarded based on Berry’s relative TSR and ROCE targets over the three-year performance cycle as described in more detail above. For more detail, see “Executive Compensation Program — Equity and Equity-Based Compensation Plans — Performance-Based Restricted Stock Units.”

(4)
Reflects the aggregate grant date fair value of the PSUs at the 100% target performance level. For PSU awards granted in fiscal 2023, the payout of the awards is based on the Company achieving the performance criteria (relative TSR and ROCE targets, each with a 50% weighting factor), at the end of the three-year performance period commencing on October 2, 2022, as shown in the table below:

Metric Weighting
Fifty Percent (50%)	Relative TSR vs. Peer Group
			Threshold	Target	Maximum
	Percentile	Below 25%	25%	50%	75%
	Vesting Payout %	0%	50%	100%	200%
Fifty Percent (50%)	ROCE
			Threshold	Target	Maximum
	Performance	Below 13%	13%	14%	15%
	Vesting Payout %	0%	50%	100%	200%
Payout scale pro-rated on a straight-line basis.

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OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE
The following table shows the number of outstanding equity awards held by each of our Named Executive Officers as of September 30, 2023.
	Option Awards				Stock-Based Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($/sh)	Option Expiration Date	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(7) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(8) ($)	Grant Date
Thomas E. Salmon	95,000	—	21.00	11/26/23	—	—	—
	100,000	—	28.75	11/25/24	—	—	—
	70,000	—	29.59	2/12/26	—	—	—
	250,000	—	49.53	2/7/27	—	—	—
	200,000	—	54.33	2/9/28	—	—	—
	212,000	53,000(2)	49.90	2/5/29	—	—	—
	285,000	190,000(3)	45.60	11/25/29	—	—	—
	148,334	148,333(4)	54.22	11/23/30	59,333	3,673,306	11/23/20
	43,415	130,246(5)	66.47	11/26/31	54,160	3,353,046	11/26/21
	—	169,561(6)	57.18	11/25/32	75,551	4,677,362	11/25/22
Mark W. Miles	160,000	—	28.75	11/25/24	—	—	—
	125,000	—	29.59	2/12/26	—	—	—
	80,000	—	49.53	2/7/27	—	—	—
	65,000	—	54.33	2/9/28	—	—	—
	64,000	16,000(2)	49.90	2/5/29	—	—	—
	78,000	52,000(3)	45.60	11/25/29	—	—	—
	40,667	40,666(4)	54.22	11/23/30	16,267	1,007,090	11/23/20
	12,060	36,179(5)	66.47	11/26/31	15,044	931,374	11/26/21
	—	47,100(6)	57.18	11/25/32	20,986	1,299,243	11/25/22
Curt L. Begle	48,000	—	49.53	2/7/27	—	—	—
	50,000	—	54.33	2/9/28	—	—	—
	54,400	13,600(2)	49.90	2/5/29	—	—	—
	64,000	16,000(3)	45.60	11/25/29	—	—	—
	25,667	25,666(4)	54.22	11/23/30	10,267	635,630	11/23/20
	7,538	22,612(5)	66.47	11/26/31	9,403	582,140	11/26/21
	—	30,615(6)	57.18	11/25/32	13,641	844,514	11/25/22
Jean-Marc Galvez	40,000	—	36.36	11/30/25	—	—	—
	50,000	—	49.53	2/7/27	—	—	—
	40,000	—	54.33	2/9/28	—	—	—
	40,000	10,000(2)	49.90	2/5/29	—	—	—
	60,000	40,000(3)	45.60	11/25/29	—	—	—
	31,334	31,333(4)	54.22	11/23/30	12,533	775,918	11/23/20
	9,045	27,134(5)	66.47	11/26/31	11,283	698,531	11/26/21
	—	30,615(6)	57.18	11/25/32	13,641	844,514	11/25/22
Jason K. Greene	24,480	—	28.75	11/25/24	—	—	—
	75,000	—	29.59	2/12/26	—	—	—
	50,000	—	49.53	2/7/27	—	—	—
	40,000	—	54.33	2/9/28	—	—	—
	40,000	10,000(2)	49.90	2/5/29	—	—	—
	51,000	34,000(3)	45.60	11/25/29	—	—	—
	25,667	25,666(4)	54.22	11/23/30	10,267	635,630	11/23/20
	7,538	22,612(5)	66.47	11/26/31	9,403	582,140	11/26/21
	—	35,325(6)	57.18	11/25/32	15,740	974,463	11/25/22

(1)
With respect to options granted under the Company’s 2012 Long-Term Incentive Plan and the Company’s 2015 Plan: (i) if, within two years of a “change in control” of the Company, the employment of the participant is involuntarily terminated for any reason other than for cause, or the participant exercises the right to resign for “good reason” under an employment agreement with the Company, 100% of each grantee’s

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EXECUTIVE COMPENSATION
unvested options become vested and remain exercisable until the tenth anniversary of the grant date; and (ii) if, at any time after the two-year anniversary of a “change in control” of the Company, the employment of the participant is involuntarily terminated for any reason other than for cause, an additional 40% of each grantee’s aggregate option shares granted pursuant to each award shall become vested. For information regarding vesting in the event of termination without cause in connection with a change in control and in certain other events, see “Employment Agreements, Potential Payments Upon Termination Change in Control” below.
(2)
Executive’s unvested options vest on February 5th of 2024.

(3)
Executive’s unvested options vest 50% on November 25th of each of 2023 and 2024.

(4)
Executive’s unvested options vest 50% on November 23rd of each of 2023 and 2024.

(5)
Executive’s unvested options vest 1/3 on November 26th of each of 2023, 2024 and 2025.

(6)
Executive’s unvested options vest 25% on November 25th of each of 2023, 2024, 2025 and 2026.

(7)
The units listed in this column represent the number of PSUs outstanding assuming target performance levels. For additional details, see “Executive Compensation — Grants of Plan Based Awards for Fiscal 2023.”

(8)
Calculated using Berry’s stock price on the last day of fiscal 2023, $61.91, and award vesting at target performance levels. The actual amount payable under these awards can be determined only at the time the awards expire and will be paid in cash.

OPTION EXERCISES AND STOCK VESTED IN FISCAL 2023
The following table summarizes exercises of options, earned stock awards and dividend equivalents paid to our Named Executive Officers in fiscal 2023.
	Option Awards		Stock-Based Awards(2)		Dividend Equivalents(3)
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Units Earned (#)	Value Realized on Vesting ($)	Value Realized on Equity Vesting ($)
Thomas E. Salmon	—	—	103,833	6,553,923	1,484,331
Mark W. Miles	160,000	6,671,200	28,467	1,796,853	760,942
Curt L. Begle	—	—	17,967	1,134,093	271,670
Jean-Marc Galvez	—	—	21,933	1,384,395	287,809
Jason K. Greene	20,520	715,410	17,967	1,134,093	332,670

(1)
Reflects the difference between the market value upon exercise and the exercise price.

(2)
Due to our actual performance for the 2021-2023 PSU performance period of the top 21st percentile TSR and average ROCE of 14.5%, cash payouts were 175% of target.

(3)
Reflects the vested value of dividend equivalents paid during the year.

NONQUALIFIED DEFERRED COMPENSATION
Name	Plan	Executive Contributions in Last FY(1) ($)	Registrant Contributions in Last FY ($)	Aggregate Earnings in Last FY(2) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($)
Thomas E. Salmon	Berry Global Non-qualified Deferred Compensation Plan	90,922	45,461	14,642	—	179,862
Mark W. Miles	Berry Global Non-qualified Deferred Compensation Plan	92,902	20,018	42,673	—	312,505
Curt L. Begle	Berry Global Non-qualified Deferred Compensation Plan	782,358	19,994	105,690	—	1,388,136
Jean-Marc Galvez	Berry Global Non-qualified Deferred Compensation Plan	—	—	—	—	—
Jason K. Greene	Berry Global Non-qualified Deferred Compensation Plan	49,835	15,508	10,315	—	164,269

(1)
Includes amounts contributed by each Named Executive Officer to the Berry Global Non-Qualified Deferred Compensation Plan. Named Executive Officer contributions in the last fiscal year have been included in the “Salary” column of the Summary Compensation Table.

(2)
Aggregate earnings under the plan are not above-market and are not included in the Summary Compensation Table.

44   BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement

EXECUTIVE COMPENSATION
EMPLOYMENT AGREEMENTS: POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Mr. Salmon
On January 31, 2017, the Company and Mr. Salmon entered into an employment agreement associated with his appointment as Chief Executive Officer, which became effective February 3, 2017. The agreement replaces his prior employment agreement, which was last amended July 20, 2016. The initial term of the agreement is five years, which shall automatically renew for successive one-year periods unless written notice of an intent not to renew is provided by either party at least 90 days prior to the expiration of the initial or any subsequent term. Mr. Salmon’s annual base salary under the agreement is subject to annual adjustment at the discretion of the Compensation & Talent Development Committee. Among other things, the agreement generally entitles Mr. Salmon to participate in all employee benefit plans maintained by the Company which are generally available to senior executives and provides that Mr. Salmon shall be eligible for an annual performance-based short-term incentive award determined based on a target percentage specified by the Compensation & Talent Development Committee of his then-current annual base salary. The agreement also provides that Mr. Salmon is entitled to personal use of the Company’s aircraft in accordance with Company policy. The agreement includes customary clawback, noncompetition, nondisclosure and nonsolicitation provisions. If Mr. Salmon is terminated by the Company without “cause” or if he resigns for “good reason,” (as defined in the agreement) in either case subject to his execution of a release of claims and compliance with the restrictive covenants set forth in his agreement, he is entitled to: (1) cash severance equal to 18 months’ base salary (unless such termination occurs within two years following a “change in control,” (as defined in the agreement) in which case the cash severance amount is equal to the sum of 18 months’ base salary and 1.5 times Mr. Salmon’s then-current target annual STI award), payable in bi-monthly installments, (2) a prorated STI award based on actual performance for the year in which termination occurs and the relative period of such year during which Mr. Salmon was employed, payable within the first two and one-half months of the year following the year in which termination occurs, and (3) for a period of up to 18 months, a monthly amount equal to the amount by which the monthly COBRA continuation coverage premium exceeds the monthly premium an active employee would pay for the same coverage under the Company’s group medical plans; provided, that if Mr. Salmon becomes reemployed with another employer and is eligible to receive medical benefits under that employer’s group medical plans, such monthly payments shall cease for any period of time during which he remains eligible for coverage under his new employer’s group medical plans.
Effective on October 2, 2023, Mr. Salmon retired from his roles as Chairman and Chief Executive Officer but remained with the Company through December 31, 2023 in an advisory capacity to ensure a smooth transition (the “Transition Period”). In connection with his advisory role, the Company approved certain compensation changes for Mr. Salmon. Specifically, during the Transition Period, Mr. Salmon was eligible to receive, among other benefits: (i) a prorated salary based on his annual base salary for fiscal 2023; (ii) a target annual bonus for fiscal 2023, equal to 125% of his annual base salary, in accordance with the terms and conditions of the annual bonus plan and subject to approval of the Board; (iii) a prorated target annual bonus for fiscal 2024, equal to 125% of his annual base salary for fiscal 2024, in accordance with the terms and conditions of the annual bonus plan and subject to approval of the Board; (iv) benefits under employee benefit plans maintained by the Company that are generally available to senior executives as well as customary reimbursement for expenses incurred in the performance of his advisory duties; (v) personal use of the Company’s aircraft in accordance with Company policy; (vi) reimbursement for tax preparation for the 2023 and 2024 calendar tax years in accordance with Company policy; and (vii) a Company-paid physical examination for calendar year 2024.
Messrs. Miles, Begle and Greene
Messrs. Miles, Begle, and Greene are party to agreements that remain in effect unless terminated according to the agreements’ terms. Salaries are subject in each case to annual adjustment at the discretion of the Company. The employment agreements generally entitle each executive to participate in all employee benefit plans maintained by the Company which are generally available to senior executives. The employment agreements also include customary noncompetition, nondisclosure and non-solicitation provisions. The Company may terminate the employment agreements for “cause” or due to a “disability” (as such terms are defined in the agreements). If Messrs. Miles or Begle are terminated by the Company without “cause” (as such term is defined in their respective agreements), each executive is entitled to: (1) a pro rata portion of the annual STI award awarded to the executive for

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the year in which termination occurs, and (2) severance benefits pursuant to the provisions of the Berry Global, Inc. Severance Pay Plan in effect on the date of termination. If Mr. Greene is terminated by the Company without “cause” (as such term is defined in his agreement), the executive is entitled to severance benefits pursuant to the provisions of the Berry Global, Inc. Severance Pay Plan in effect on the date of termination.
On July 20, 2016, the Company agreed to amendments to the employment agreements of Messrs. Miles, Begle, and Greene that provide enhanced severance benefits on terminations of employment without “cause” or resignations for “good reason” (as such terms are defined in the amendments or agreement as applicable) (a “qualifying termination”), in either case, within the two years following a “change in control” (as such term is defined in the amendments or agreement as applicable).
The enhanced severance benefits made available to Messrs. Miles, Begle, and Greene include: (i) payment of an amount equal to one and one-half (or one, in the case of Mr. Greene) times the employee’s annual base salary and target annual STI award as of the date of qualifying termination over a period of eighteen (18) months (or twelve (12) months, in the case of Mr. Greene), (ii) payment of a prorated annual STI award only as, if, and when annual short-term incentive awards are paid to other employees of the Company who hold a position similar to the position the employee held prior to his qualifying termination, and (iii) if the employee elects COBRA continuation coverage, payment of an amount equal to the monthly amount of COBRA continuation coverage minus the portion of the amount the individual would have paid had he still been employed until the earlier of (A) his employment by another employer who offers him medical coverage or (B) eighteen (18) months (or twelve (12) months, in the case of Mr. Greene) following the qualifying termination.
Mr. Galvez
On September 30, 2015, one of the Company’s Spanish subsidiaries entered into an employment agreement (the “Galvez Employment Agreement”) with Mr. Galvez in accordance with local practice that remains in effect unless terminated according to the agreement’s terms. The Galvez Employment Agreement specifies that Mr. Galvez is entitled to base salary, short-term incentive compensation, use of a Company car, medical coverage and termination provisions. The Galvez Employment Agreement also includes a customary nondisclosure provision. The Company may terminate the Galvez Employment Agreement without cause or as a result of Mr. Galvez’s breach of his employment obligations. If Mr. Galvez is terminated by the Company without cause or, pursuant to local law, if Mr. Galvez terminates the agreement within 3 months after a change in control of the Company’s Spanish subsidiary, the executive is entitled to severance benefits to include 16 months’ of: (i) base salary, (ii) short term incentive compensation, and (iii) benefits. If Mr. Galvez is terminated by the Company due to a serious and willful breach by him of his obligations, he is not entitled to severance benefits.
On April 19, 2023, another of the Company’s Spanish subsidiaries entered into a services agreement with Mr. Galvez related to his service as managing director of that subsidiary and in accordance with local practice, which remains in effect unless terminated according to the agreement’s terms. For so long as Mr. Galvez remains managing director of this entity, the Galvez Employment Agreement is suspended and superseded by the services agreement. Upon the expiration or termination of his service as managing director (other than for Cause), the Galvez Employment Agreement will no longer be suspended and will be automatically in full force and effect. The services agreement specifies that Mr. Galvez is entitled to base salary, short-term incentive compensation, participation in the Company’s long-term incentive award plan, use of a Company car, medical coverage, medical leave benefits, customary expense reimbursements, and termination provisions. The services agreement also includes a customary nondisclosure and non-disparagement provisions. The Company may terminate the services agreement without cause upon 3 months’ notice or at any time for Cause (as defined in the services agreement). If Mr. Galvez is terminated by the Company without cause or if Mr. Galvez terminates the agreement as a result of certain materially adverse changes to his employment or the Company’s breach of its payment obligations under the services agreement or within 3 months after a change in control of the Company’s Spanish subsidiary, the executive is entitled to severance benefits to include 16 months’ of: (i) base salary, (ii) short term incentive compensation, and (iii) benefits. If Mr. Galvez is terminated by the Company for Cause (as defined in the services agreement), he is not entitled to severance benefits.
Mr. Kwilinski
Effective October 2, 2023, the Board elected Kevin Kwilinski as Chief Executive Officer of the Company, succeeding Thomas Salmon, effective October 2, 2023 (the “Transition Date”). Mr. Kwilinksi was also appointed as a member of the Board, effective immediately following Mr. Salmon’s retirement from the Board.

46   BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement

EXECUTIVE COMPENSATION
In connection with his appointment as Chief Executive Officer, the Company, Berry Global, Inc., its wholly owned subsidiary, and Mr. Kwilinski entered into an employment agreement. The initial term of the employment agreement is five years, which shall automatically renew for successive one-year periods unless written notice of an intent not to renew is provided by either party at least 90 days prior to the expiration of the initial or any subsequent term. Mr. Kwilinski’s annual base salary of $1,050,000 is subject to annual adjustment at the discretion of the Compensation & Talent Development Committee. Among other things, the employment agreement generally entitles Mr. Kwilinski to participate in all employee benefit plans maintained by the Company that are generally available to senior executives as well as customary reimbursement of travel and relocation expenses. Mr. Kwilinski will be eligible for an annual performance-based short-term incentive award determined based on a target of 125% of his then-current annual base salary, with performance objectives specified by the Compensation & Talent Development Committee or the Board. Mr. Kwilinski received an initial equity award grant in the form of restricted stock, with a grant date value of $9,000,000 and vesting at a rate of one-third each year over a three-year period. Mr. Kwilinski is also entitled to receive a long-term incentive award at the time of the Company’s next regular annual grants, with a grant date value of $7,200,000.
If Mr. Kwilinski is terminated by the Company without “Cause” or if he resigns for “Good Reason” (each as defined in his employment Agreement) in either case subject to his execution of a release of claims and compliance with the restrictive covenants set forth in the Employment Agreement, he is entitled to, among other customary accrued obligations of the Company: (1) cash severance equal to 18 months’ base salary (unless such termination occurs within two years following a “change in control” (as defined in his employment agreement), in which case the cash severance amount is equal to the sum of 18 months’ base salary plus 1.5 times Mr. Kwilinski’s then-current target annual bonus award), payable in bi-monthly installments, (2) a prorated bonus award based on actual performance for the year in which termination occurs and the relative period of such year during which Mr. Kwilinski was employed, payable within the first two and one-half months of the year following the year in which termination occurs, (3) acceleration of the vesting of his initial equity award of $9,000,000 in restricted stock, and (4) for a period of up to 18 months, a monthly amount equal to the amount by which the monthly COBRA continuation coverage premium exceeds the monthly premium an active employee would pay for the same coverage under the Company’s group medical plans; provided, that if Mr. Kwilinski becomes reemployed with another employer and is eligible to receive medical benefits under that employer’s group medical plans, such monthly payments shall cease for any period of time during which he remains eligible for coverage under his new employer’s group medical plans.
The following table estimates the potential payments and benefits to our Named Executive Officers upon termination of employment or a change in control, assuming such event occurred as of September 30, 2023. These estimates do not reflect the actual amounts that will be paid to such persons upon such events in the future, if any, the amounts of which would only be known at the time the persons become eligible for payment and would be payable only if the specified event occurs.
Named Executive	Event	Cash Severance Payment (Salary, Bonus $)	Continuation of Medical/Welfare benefits (Present Value $)	Acceleration of Options ($)(1)	Acceleration of PSUs ($)(3)
Thomas E. Salmon	Death	—	—	5,041,612	8,030,408
	Disability	—	—	5,041,612	8,030,408
	Voluntary Termination/Retirement	—	—	—	—
	Involuntary Termination	1,803,000	—	1,933,583	3,794,485
	Involuntary Termination for Cause	—	—	—	—
	Involuntary or constructive termination after Change in Control(2)	4,056,750	17,000	5,041,612	8,030,408
Mark W. Miles	Death	—	—	1,383,632	2,230,617
	Disability	—	—	1,383,632	2,230,617
	Voluntary Termination/Retirement	—	—	—
	Involuntary Termination	660,000	—	530,100	1,053,997
	Involuntary Termination for Cause	—	—	—	—
	Involuntary or constructive termination after Change in Control(2)	1,782,000	24,000	1,383,632	2,230,617

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EXECUTIVE COMPENSATION
Named Executive	Event	Cash Severance Payment (Salary, Bonus $)	Continuation of Medical/Welfare benefits (Present Value $)	Acceleration of Options ($)(1)	Acceleration of PSUs ($)(3)
Curt L. Begle	Death	—	—	884,108	1,426,654
	Disability	—	—	884,108	1,426,654
	Voluntary Termination/Retirement	—	—	—	—
	Involuntary Termination	660,000	—	329,877	669,598
	Involuntary Termination for Cause	—	—	—	—
	Involuntary or constructive termination after Change in Control(2)	1,782,000	24,000	884,108	1,426,654
Jean-Marc Galvez	Death	—	—	1,024,609	1,556,603
	Disability	—	—	1,024,609	1,556,603
	Voluntary Termination/Retirement	—	—	—	—
	Involuntary Termination	1,475,450	—	402,401	747,192
	Involuntary Termination for Cause	—	—	—	—
	Involuntary or constructive termination after Change in Control(2)	1,475,450	4,700	1,024,609	1556,603
Jason K. Greene	Death	—	—	919,006	1,556,603
	Disability	—	—	919,006	1,556,603
	Voluntary Termination/Retirement	—	—	—	—
	Involuntary Termination	554,000	—	348,110	712,914
	Involuntary Termination for Cause	—	—	—	—
	Involuntary or constructive termination after Change in Control(2)	1,495,800	11,000	919,006	1,556,603

(1)
Based on the difference between the closing price of the Company’s common stock on the last day of fiscal 2023, $61.91, and the exercise price of accelerated options.

(2)
Assumes termination occurs within two (2) years following the Change in Control.

(3)
Calculated using the closing price of the Company’s common stock on the last day of fiscal 2023, $61.91, and award vesting at target performance levels.

With respect to options granted under the 2012 Long-Term Incentive Plan (the “2012 Plan”) and the 2015 Plan, if the employment of the participant is terminated at any time following a “change in control” of the Company for any reason other than for cause, the death or disability of the participant, or the voluntary termination of employment by the participant, 40% of each grantee’s unvested options become vested. With respect to options granted under the 2015 Plan, no award will vest or become payable solely as a result of a change in control, unless otherwise provided in an award agreement or award program. We have not granted any equity awards under the 2015 Plan that would vest or become payable solely as a result of a change in control. In the case of a termination of employment due to death or permanent disability, all of the employee’s unvested options will immediately vest.
On July 20, 2016, the Company amended outstanding stock options to provide for full vesting and exercisability following any termination of employment without “cause” and not due to “disability” or any resignation for “good reason,” if applicable, within the two years following a “change in control.” In that case, the options will also continue to be exercisable for the remaining term of the applicable award. Any change in control rights in the applicable awards prior to these amendments were preserved to the extent they could apply more than two years following a change in control.
PSUs provide a retention incentive by requiring the executive to remain employed with Berry through the end of the applicable performance period. Notwithstanding the foregoing, if a grantee’s employment is involuntarily terminated without “cause” (as defined in the award agreement), PSU award agreements generally provide that the service condition shall be deemed satisfied with respect to a pro-rated number of PSUs based on the number of months of the performance period completed at the time of termination. In addition, outstanding PSU awards provide full satisfaction of the service condition upon an employee’s death, permanent disability or qualified retirement. Any vested PSUs are, in all events, settled shortly following the last day of the Performance Period. PSU awards provide that the service condition is deemed met following any involuntary termination of employment without “cause” (as defined in the award agreement) or any resignation for “good reason,” if applicable (as defined in the recipient’s employment agreement) within the two years following a change in control. PSU awards also provide that upon an involuntary termination of employment more than two years after a change in control, an additional forty percent (40%) of the service condition is deemed met (not to exceed one hundred percent (100%)). Any vested PSUs are, in all events, settled shortly following the last day of the Performance Period.

48   BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement

EXECUTIVE COMPENSATION
EQUITY COMPENSATION PLAN INFORMATION
The following table provides information as of the end of our 2023 fiscal year regarding shares of common stock of Berry Global Group, Inc., that may be issued under our existing equity incentive plans. All equity compensation plans have been approved by security holders.
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plan (excluding securities referenced in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	12,495,560(1)	$49.86	4,989,894

(1)
Includes  7,349,258 options exercisable and 659,814 shares reserved for outstanding restricted stock unit awards at the end of our 2023 fiscal year.

BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement   49

EXECUTIVE COMPENSATION
CEO PAY RATIO
As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (“Dodd-Frank”) and Item 402(u) of Regulation S-K, we are providing the following estimate of the relationship of the annual total compensation of our employees and the annual total compensation of Thomas E. Salmon, our CEO, as of the end of our 2023 fiscal year.
For fiscal 2023:
•
The median of the annual total compensation of all our employees, other than our CEO, was $63,811.

•
The annual total compensation of our CEO, as reported in the Summary Compensation Table included in this Proxy Statement was $11,710,612.

Based on this information, we reasonably estimate that for fiscal 2023 our CEO’s annual total compensation was approximately 184 times that of the median of the annual total compensation of all our employees.
We took the following steps to identify the median of the annual total compensation of all our employees, as well as to determine the annual total compensation of our median employee and our CEO.
1.
To identify the “median employee” from our employee population, as our consistently applied compensation measure,we used base annual wages plus any STI or sales incentive payments that each employee received in fiscal 2023 plus retirement savings contributions by the Company, in each case before any taxes, deductions, insurance premiums and other payroll withholdings. We did not use any statistical sampling techniques. The identified median employee was an hourly employee located in the United States.

2.
As of our determination date of September 1, 2023, our employee population comprised 41,897 employees. Applying the “5% de minimis exemption,” we excluded 2,046 employees (4.7% of the global workforce), resulting in a remainder of 43,943 employees. Excluded countries and employee counts were as follows: Tunisia (241), Thailand (164), Philippines (89), Bosnia Herzegovina (223), India (190), Czech Republic (152), Estonia (179), Argentina (143), Romania (102), Colombia (153), Peru (5), Hungary (1), Norway (170), Finland (47), Switzerland (24), Hong Kong (32), Russia (129), and Iceland (2). Additionally, applying the “acquired employees” exemption, we excluded 172 employees who joined the Company in connection with our acquisition of Pro-Western Plastics, for a total of 2,218 employees excluded from our calculations.

3.
For the annual total compensation of our median employee, we identified and calculated the elements of that employee’s compensation for fiscal 2023 in accordance with the requirements to determine the CEO pay reported in the Summary Compensation Table, resulting in annual total compensation of $63,811.

4.
For the annual total compensation of our CEO, we used the amount reported in the “Total” column in “Executive Compensation — Summary Compensation Table.”

5.
To calculate the CEO pay ratio, the total compensation of our CEO was divided by the total compensation of the median employee.

The CEO pay ratio reported above is a reasonable estimate calculated in a manner consistent with SEC rules based on the methodologies and assumptions described above. SEC rules for identifying the median employee and determining the CEO pay ratio permit companies to employ a wide range of methodologies, estimates, and assumptions. As a result, the CEO pay ratios reported by other companies, which may have employed other permitted methodologies or assumptions and which may have a significantly different work force structure from ours, are likely not comparable to our CEO pay ratio.
PAY VERSUS PERFORMANCE
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and certain financial performance of the Company. Compensation actually paid (CAP), as determined under SEC requirements, does not reflect the actual amount of compensation earned by or paid to our executive officers during a covered year. In addition, the Compensation & Talent Development Committee did not consider the pay versus performance disclosure below in making its pay decisions for any of the years presented. For further

50   BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement

EXECUTIVE COMPENSATION
information concerning our pay-for-performance philosophy and how we align our executive compensation programs with the Company’s performance, refer to the “Compensation Discussion & Analysis” section.
Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO NEOs(1)	Average Compensation Actually Paid to Non-PEO NEOs(2)	Value of Initial Fixed $100 Investment Based On:		Operating EBITDA(4) (in millions)	Net Income (in millions)
					Total Shareholder Return	Peer Group Total Shareholder Return(3)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2023	11,710,612	23,659,702	3,043,841	5,841,533	135.5	108.1	2,053	609
2022	10,423,007	2,922,323	2,668,741	1,521,248	75.9	73.9	2,101	766
2021	11,498,501	19,130,706	3,095,248	4,871,149	129.2	127.1	2,224	733

(1)
For purposes of this disclosure, “PEO” refers to Principal (or Chief) Executive Officer. For the fiscal years presented, represents amount reported for our PEO and average amount reported for our non-PEO NEOs, under the “Total” column of the Summary Compensation Table (“SCT”). Thomas Salmon was our PEO for each fiscal year. The following executive officers served as the Non-PEO NEOs for each fiscal year: Mark Miles, Curt Begle, Jean-Marc Galvez and Jason Greene.

(2)
Dollar amounts represent Compensation Actually Paid (“CAP”) for our PEO and the average CAP to our non-PEO NEOs for each fiscal year. CAP has been calculated in accordance with Item 402(v) of Regulation S-K and does not reflect the actual compensation earned by or paid to the applicable NEO for any fiscal year. CAP reflects the following adjustments to the SCT amounts for equity awards reported for the PEO and the Non-PEO NEOs:

	PEO			Non-PEO NEOs
Adjustments to Determine	2021	2022	2023	2021	2022	2023
SUMMARY COMPENSATION TABLE (SCT) TOTAL COMPENSATION	11,498,501	10,423,007	11,710,612	3,095,248	2,668,741	3,043,841
Deduction for Amounts Reported under the “Stock-Based Awards” Column in the SCT	(4,853,472)	(3,599,993)	(2,971,726)	(1,008,864)	(750,001)	(629,424)
Deduction for Amounts Reported under the “Option Awards” Column in the SCT	(3,405,714)	(4,361,776)	(5,167,001)	(707,943)	(908,697)	(1,094,411)
Fair value as of the end of the covered fiscal year of equity compensation granted during the covered fiscal year	10,369,841	5,513,026	10,008,047	2,155,538	1,586,137	2,389,638
Change in fair value from end of prior fiscal year to end of current fiscal year for awards made in prior fiscal years that were unvested at end of covered fiscal year	4,491,700	(5,656,529)	6,587,221	987,570	(1,204,634)	1,381,370
Fair value as of the end of the covered fiscal year of equity compensation that was granted and that vested during the covered fiscal year
Change in fair value from end of prior fiscal year to vesting date for awards made in prior fiscal years that vested during covered fiscal year	1,029,850	604,587	3,492,549	349,600	129,703	750,519
Fair value of forfeited awards determined at end of prior year for awards made in prior fiscal years that were forfeited during covered fiscal year
COMPENSATION “ACTUALLY PAID” (CAP)	19,130,706	2,922,323	23,659,702	4,871,149	1,521,248	5,841,533

(3)
Our Peer Group TSR is the Dow Jones Containers & Packaging Index (DJCPI) and is the same group of companies used in our Common Stock Performance Comparison graph as included in our Annual Report. The majority of our sales and earnings are generated from our global packaging business, and members of the DJCPI compete across similar markets and product categories for rigid packaging, flexible packaging and secondary packaging.

(4)
Operating EBITDA is a non-GAAP financial measure defined as earnings before interest, taxes, depreciation and amortization, derived from our U.S. GAAP net earnings and subject to certain specified adjustments.

BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement   51

EXECUTIVE COMPENSATION
Relationship Between Compensation Actually Paid and Performance
In accordance with the SEC’s rules, the following section describes the relationship between Compensation Actually Paid (CAP) and the Company’s performance metrics set forth in the table above over the fiscal years presented:
•
As noted in the above table, our TSR performance exceeded our peer group TSR in each of the fiscal years presented, and the negative TSR performance in fiscal 2022 correlates with the reduction in CAP in fiscal 2022.

•
Our Operating EBITDA declined in each of the fiscal years presented, and CAP also declined in fiscal 2022. While the Operating EBITDA sequential declines do not directly correlate with the changes in CAP for all fiscal years presented in the table above, typically performance is measured against market expectations which are impacted by various factors (i.e., normalization from COVID related benefits, acquisition/divestitures, changes in foreign currency exchange rates, timing of passing on inflation, general market softness/outlook, etc.).

•
Net income (calculated in accordance with GAAP) increased from fiscal 2021 to fiscal 2022 and decreased in fiscal 2023 and was not directly correlated with CAP for the fiscal years presented. The Company does not use net income to determine compensation levels or incentive plan payouts.

Relationship Between Compensation Actually Paid and Performance
Our executive compensation programs are designed to ensure alignment between executive pay, business performance and shareholders. For the last fiscal year, the most important financial performance measures used to link Compensation Actually Paid to our PEO and Non-PEO NEOs (as calculated in accordance with Item 402(v) of Regulation S-K) to Company performance are listed below in no specific ranked order:
•
TSR

•
Operating EBITDA

•
Free Cash Flow

52   BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement

PROPOSAL 1: ELECTION OF DIRECTORS
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.
The current term of office of all of our directors expires at the meeting or when their successors are duly elected and qualified. The Nominating & Governance Committee and the Board believe that the nominees listed below collectively possess the attributes, which, together with the respective experience and attributes of our directors described in the biographical summaries above, make each of our directors well qualified to serve on our Board.
Eleven directors are to be elected by the holders of our common stock. B. Evan Bayh, Jonathan F. Foster, Meredith R. Harper, Idalene F. Kesner, Kevin J. Kwilinski, Jill A. Rahman, Carl J. Rickertsen, Chaney M. Sheffield, Jr., Robert A. Steele, Stephen E. Sterrett, and Peter T. Thomas, each of whom presently serves as a director of Berry, have each been nominated for a term of one year and, if elected, would serve until their respective successors have been elected and qualified. Mr. Kwilinski, Ms. Harper and Mr. Thomas are each standing for election to serve as a director of the Company for the first time at this Annual Meeting. Their candidacy was evaluated and recommended by the Nominating & Governance Committee. Ms. Harper initially joined the Board immediately following the 2023 Annual Meeting and Mr. Kwilinski initially joined the Board on October 2, 2023 when he was also appointed as CEO of the Company. Mr. Thomas initially joined the Board in immediately following the 2023 Annual Meeting pursuant to Board action in accordance with the Cooperation Agreement that we entered into with Ancora Catalyst Institutional LP and certain of its affiliates and Eminence Capital, L.P. on November 22, 2022, as amended. Additionally, Scott B. Ullem, who has served on our Board with distinction since 2016, has informed the Board that he will not be standing for re-election at the 2024 Annual Meeting in order to focus on other ongoing business commitments. Accordingly, Mr. Ullem will no longer be serving on our Board effective immediately following the 2024 Annual Meeting. The Company is grateful for his many years of service. The Board expects to undertake a formal search to find a replacement to fill the vacancy created by Mr. Ullem’s departure.
If, at the time of this Annual Meeting, any nominee is unable or declines to serve, the discretionary authority provided in the proxy may be exercised to vote for a substitute or substitutes. The Board of Directors has no reason to believe that any substitute nominee or nominees will be required.

BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement   53

PROPOSAL 2: RATIFICATION OF SELECTION OF REGISTERED PUBLIC ACCOUNTANTS
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF ERNST & YOUNG LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR THE FISCAL YEAR ENDING SEPTEMBER 28, 2024.
The Audit & Finance Committee, a committee of the Board of Directors, has appointed Ernst & Young LLP to serve as our independent registered public accountants for the fiscal year ending September 28, 2024, subject to ratification by the holders of our common stock. Our financial statements for the fiscal year ended September 30, 2023 were certified by Ernst & Young LLP. Representatives of Ernst & Young LLP are expected to attend the Annual Meeting with the opportunity to make a statement, if they desire to do so, and will be available to respond to appropriate questions.
If stockholders do not ratify the selection of Ernst & Young LLP as our independent registered public accountants, or if prior to the 2024 Annual Meeting of stockholders Ernst & Young LLP ceases to act as our independent registered public accountants, then the Audit & Finance Committee will reconsider the selection of independent registered public accountants.
FEES PAID TO INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS
The following table sets forth the fees (in millions) incurred by Ernst & Young LLP for fiscal 2023 and 2022, for various categories of professional services they performed as our independent registered public accountants.
Fee type	2023	2022
Audit Fees(1)	$8.9	$8.2
Tax Fees(2)	—	—
Total Fees	$8.9	$8.2

(1)
Includes annual financial statement and limited quarterly review services, statutory audits of foreign subsidiaries and providing consents for Securities and Exchange Commission filings and other services that are normally provided by the independent registered public accountants in connection with securities offerings.

(2)
Includes domestic and international tax compliance, planning services and tax advice.

ENGAGEMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS AND APPROVAL OF SERVICES
During fiscal 2023 and 2022, prior to engaging the independent registered public accountants to render the above services, the Audit & Finance Committee approved the engagement for each of the services and determined that the provision of such services by the independent registered public accountants was compatible with the maintenance of Ernst & Young LLP’s independence in the conduct of its auditing services. The Audit & Finance Committee pre-approves the retention of the independent registered public accountants for any audit services and for any non-audit services, including tax services. No services were performed during fiscal 2023 under the de minimis exception in Rule 2-01(c)(7)(i)(C) of Regulation S-X.

54   BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement

PROPOSAL 3: ADVISORY, NON-BINDING VOTE ON EXECUTIVE COMPENSATION
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADVISORY (NON-BINDING) VOTE APPROVING OUR EXECUTIVE COMPENSATION.
In accordance with the requirements of Section 14A of the Securities Exchange Act of 1934, as amended, we are including in this Proxy Statement a separate resolution, subject to stockholder vote, to approve, in an advisory, non-binding vote, the compensation of our Named Executive Officers disclosed in the “Executive Compensation” section beginning on page 31 of this Proxy Statement. We believe that the information we have provided above in the “Executive Compensation” section of this Proxy Statement demonstrates that our executive compensation program was designed appropriately and is working to ensure management’s interests are aligned with our stockholders’ interests to support long-term value creation.
Accordingly, we are asking our stockholders to approve, in an advisory, non-binding vote, the following resolution:
“RESOLVED, that the stockholders approve, in an advisory, non-binding vote, the compensation of the company’s Named Executive Officers, as disclosed pursuant to Item 402 of Regulation S-K in this Proxy Statement, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.”
This advisory resolution, commonly referred to as the “say-on-pay” resolution, is non-binding on the Board of Directors. Although non-binding, the Board of Directors and Compensation & Talent Development Committee will review and consider the voting results when making future decisions regarding our executive compensation program.

BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement   55

PROPOSAL 4: APRPOVAL OF AMENDMENT TO THE AMENDED & RESTATED CERTIFICATE OF INCORPORATION TO INCLUDE AN OFFICER EXCULPATION PROVISION
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADOPTION OF AN OFFICER EXCULPATION PROVISION IN THE AMENDED & RESTATED CERTIFICATE OF INCORPORATION.
Background
The State of Delaware, which is the Company’s state of incorporation, recently enacted legislation that enables Delaware companies to limit the liability of certain officers in limited circumstances under Section 102(b)(7) of the Delaware General Corporation Law (“DGCL”).
Specifically, the new Delaware legislation allows us to add a provision to our certificate of incorporation that no director or officer of the Company shall be personally liable to the Company or our stockholders for monetary damages for breach of fiduciary duty as a director or officer, except for liability (i) for any breach of the director’s or officer’s duty of loyalty to our Company or our stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) with respect to directors, under Section 174 of the Delaware General Corporation Law as the same exists or hereafter may be amended, (iv) for any transaction from which the director or officer derived an improper personal benefit, or (v) with respect to officers, in any action by or in the right of the Company. After careful consideration, our Board recommends that stockholders vote “FOR” the proposal to amend our Certificate of Incorporation to include such an officer exculpation provision (the “Exculpation Amendment”).
Conditions and Limitations to Exculpation under DGCL Section 102(b)(7)
As amended, Section 102(b)(7) of the DGCL provides important conditions and limitations on a corporation’s exculpation of its officers for monetary damages from breaches of fiduciary duty.
•
Exculpation is only available for breaches of the fiduciary duty of care.

•
Exculpation is not available for breaches of the fiduciary duty of loyalty (which requires officers to act in good faith for the benefit of the corporation and its stockholders and not for personal gain).

•
Exculpation is not available for intentional misconduct or knowing violations of the law.

•
The protections of Section 102(b)(7) are limited to monetary damages only, so that claims against officers for equitable relief are available.

•
Exculpation is not available in connection with derivative claims on behalf of the corporation by a stockholder.

Reasons for the Proposal
The Board believes that eliminating personal monetary liability for officers under certain circumstances is reasonable and appropriate. Claims against corporations generally for breaches of fiduciary duties are expected to continue increasing. Delaware corporations that fail to adopt officer exculpation provisions may experience a disproportionate amount of nuisance litigation and disproportionately increased costs in the form of increased director and officer liability insurance premiums, as well as diversion of management attention from the business of the corporation. Further, the Board anticipates that similar exculpation provisions are likely to continue to be adopted by the Company’s peers and others with whom the Company competes for executive talent. As a result, officer exculpation provisions may become necessary for Delaware corporations to attract and retain experienced and qualified corporate officers. As noted above, the protections do not apply automatically and must be embedded in the corporation’s certificate

56   BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement

PROPOSAL 4: APRPOVAL OF AMENDMENT TO THE AMENDED & RESTATED CERTIFICATE OF INCORPORATION TO
INCLUDE AN OFFICER EXCULPATION PROVISION
of incorporation to be effective. Accordingly, the Board has determined it advisable and in the best interests of the Company and its stockholders to seek stockholders’ approval for the Exculpation Amendment.
Effect of the Proposal if Approved
The Exculpation Amendment would provide for the elimination of personal monetary liability for certain officers only in connection with direct claims brought by stockholders, subject to the limitations described above. As is already the case with directors under the Certificate of Incorporation, the Exculpation Amendment would not limit the liability of officers for any breach of the duty of loyalty to the Company or its stockholders, any acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of the law, or any transaction from which the officer derived an improper personal benefit.
Approval of Amendment
This description is qualified by the full text of the amendment to Article IX of the Amended and Restated Certificate of Incorporation, which is attached to this Proxy Statement as Annex A. In Annex A, additions of text to our Certificate of Incorporation are indicated by underlining and deletions of text are indicated by strike-outs.
If this proposal to amend our Certificate of Incorporation is approved by our stockholders, the resulting amendment will be filed with the Secretary of State of the State of Delaware shortly after the Annual Meeting. In accordance with the DGCL, however, the Board may abandon the amendment without further action by the stockholders at any time prior to the effectiveness of the filing of the amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval.

BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement   57

PROPOSAL 5: APPROVAL OF AN AMENDMENT TO THE EXCLUSIVE FORUM PROVISIONS OF THE AMENDED & RESTATED CERTIFICATE OF INCORPORATION TO INCLUDE FEDERAL SECURITIES CLAIMS
THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ADOPTION OF AN AMENDMENT TO THE EXCLUSIVE FORUM PROVISION IN THE CERTIFICATE OF INCORPORATION TO INCLUDE FEDERAL SECURITIES CLAIMS
Background
The Board has unanimously approved and declared advisable, and resolved to recommend to the Company’s stockholders that they approve an amendment to the Certificate of Incorporation to add a new provision that, unless the Company selects or consents in writing to the selection of an alternative forum, the sole and exclusive forum for the resolution of any complainant asserting a cause of action arising under the Securities Act of 1933, shall be the federal district courts of the United States of America (the “Federal Forum Selection Amendment”).
Reasons for the Proposal
The Board believes that the Company and its stockholders will benefit from having any causes of action arising under the Securities Act of 1933 being litigated in the federal district courts of the United States. The Federal Forum Selection for the Securities Act Claims Amendment is intended to provide a streamlined, efficient and organized process for resolution of such disputes. The Federal Forum Selection Amendment is intended to prevent plaintiff forum shopping and the related practice of filing parallel lawsuits in multiple jurisdictions.
In determining whether to adopt the Federal Forum Selection Amendment, the Board considered a number of factors, including the following:
•
potentially avoiding litigating actions on the same topic in multiple jurisdictions, with the associated duplication of litigation expenses, and the potential for inconsistent outcomes;

•
limiting forum shopping by plaintiffs’ lawyers and potentially discouraging illegitimate claims;

•
retaining the Company’s ability to consent to an alternative forum, if desired;

•
avoiding having to address where an action may be brought, and instead focusing on underlying substantive rights or remedies;

•
the increasing trend toward adopting forum selection clauses in response to multi-forum litigation; and

•
the benefit of having the Board deliberate on whether to adopt such a provision on a “clear day” rather than in response to actual or threatened litigation.

Our Board evaluated the Federal Forum Selection Amendment in light of the considerations described above. Based on these considerations, the Board adopted resolutions setting forth the Federal Forum Selection Amendment, declared the amendment advisable and in the best interests of the Company and our stockholders, approved and adopted the amendment, unanimously resolved to submit the Federal Forum Selection Amendment to our stockholders for approval and recommended that our stockholders adopt the amendment.
Effect of the Proposal if Approved
The approval and implementation of the Federal Forum Selection Amendment will result, to the fullest extent permitted by law, in the federal district courts of the United States of America being the exclusive forum for the

58   BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement

PROPOSAL 5: APPROVAL OF AN AMENDMENT TO THE EXCLUSIVE FORUM PROVISIONS OF THE AMENDED & RESTATED
CERTIFICATE OF INCORPORATION TO INCLUDE FEDERAL SECURITIES CLAIMS
resolution of any complainant asserting a cause of action arising under the Securities Act of 1933, unless the Company selects or consents in writing to the selection of an alternative forum.
If our stockholders do not approve the Federal Forum Selection Amendment, no changes will be made to the Certificate of Incorporation with respect to the selection of a federal forum for Securities Act claims (however, the Company’s current forum selection provision that provides that the Delaware Court of Chancery will be the exclusive forum for certain intracorporate disputes will remain in place unchanged), and a Certificate of Amendment setting forth the Federal Forum Selection Amendment will not be filed with the Delaware Secretary of State.
Approval of Amendment
This description is qualified by the full text of the amendment to Article IX of the Amended and Restated Certificate of Incorporation, which is attached to this Proxy Statement as Annex B. In Annex B, additions of text to our Certificate of Incorporation are indicated by underlining and deletions of text are indicated by strike-outs.
If this proposal to amend our Certificate of Incorporation is approved by our stockholders, the resulting amendment will be filed with the Secretary of State of the State of Delaware shortly after the Annual Meeting. In accordance with the DGCL, however, the Board may abandon the amendment without further action by the stockholders at any time prior to the effectiveness of the filing of the amendment with the Secretary of State of the State of Delaware, notwithstanding stockholder approval.

BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement   59

QUESTIONS AND ANSWERS ABOUT THIS ANNUAL MEETING
Why did I receive this Proxy Statement?
As a Berry stockholder, you received this Proxy Statement because our Board of Directors is soliciting your proxy to vote at its upcoming Annual Meeting of Stockholders. The Annual Meeting will be held on Wednesday, February 14, 2024, at 10:00 a.m., Central Time, at the Bally’s Evansville Executive Conference Center, 450 NW Riverside Dr., Evansville, Indiana 47708.
This Proxy Statement summarizes the information you need to know to vote on an informed basis at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. See “How do I vote my shares before the Annual Meeting?” We will begin distributing this Proxy Statement, the accompanying notice of Annual Meeting and the proxy card(s) on or about January 4, 2024.
What am I voting on?
If you hold shares of Berry common stock, you are being asked to consider and vote on the following proposals:
(1)
To elect the eleven director nominees named in this Proxy Statement to Berry’s Board of Directors for one-year terms;

(2)
To ratify the selection of Ernst & Young LLP as Berry’s independent registered public accountants for the fiscal year ending September 28, 2024;

(3)
To approve, on an advisory, non-binding basis, our executive compensation;

(4)
To approve a proposal to amend our Amended and Restated Certificate of Incorporation to include an officer exculpation provision (the “Exculpation Amendment”); and

(5)
To approve a proposal to amend the exclusive forum provision in our Amended and Restated Certificate of Incorporation to make the United States federal courts the exclusive forum for any federal securities law claims (the “Federal Forum Selection Amendment”).

Who is entitled to vote?
Holders of outstanding common stock as of the close of business on December 27, 2023, the record date, are entitled to vote at the Annual Meeting. As of December 27, 2023, 115,926,668 shares of common stock were outstanding. Each holder of our common stock as of the record date will be entitled to one vote per share.
Has the Board of Directors made any recommendation with respect to each proposal?
The Board of Directors recommends that holders of common stock vote (i) FOR the election of each director nominee; (ii) FOR the ratification of the selection of Ernst & Young LLP as our independent registered public accountants for the fiscal year ending September 28, 2024; (iii) FOR approval of our executive compensation on a non-binding, advisory basis; (iv) FOR approval of the Exculpation Amendment; and (v) FOR approval of the Federal Forum Selection Amendment.
What does it mean if I get more than one proxy card?
If you receive more than one proxy card, it means you hold shares registered in more than one account. Sign and return ALL proxy cards or follow the instructions on EACH proxy card to vote by phone or via the Internet in order to ensure that all your shares are voted.
How do I vote my shares before the Annual Meeting?
Each holder of record of common stock on the record date will be entitled to one vote for each share held on all matters to be voted upon at the Annual Meeting.

60   BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THIS ANNUAL MEETING
If you hold your shares in your own name, you may submit a proxy by one of several methods:
•
Submitting a Proxy by Mail:   If you choose to submit a proxy by mail, simply mark the appropriate proxy card, date and sign it, and return it in the postage paid envelope provided or to the address shown on the proxy card. The proxy card must be received by February 13, 2024.

•
Submitting a Proxy by Telephone or via the Internet:   If you choose to submit a proxy by telephone or via the Internet, follow the instructions provided on the proxy card. If you submit your proxy by telephone or via the Internet, you do not need to return a proxy card by mail. Internet and telephone proxy submission is available 24 hours a day. Proxies submitted by telephone or the Internet must be received by 11:59 p.m., Eastern Time, on February 13, 2024.

•
Submitting a Proxy in Person at the Annual Meeting:   You may vote your shares in person at the Annual Meeting. Even if you plan to attend the Annual Meeting in person, we recommend that you also submit your proxy by telephone or via the Internet, or by completing, signing, dating, and returning the attached proxy card by the applicable deadline so that your vote will be counted, if you later decide not to, or are unable to, attend the meeting.

By casting your vote, you are authorizing the individuals listed on the proxy to vote your shares in accordance with your instructions.
If your shares are held in the name of a bank, broker or other nominee, you will receive instructions from the holder of record that you must follow for your shares to be voted. Please check with your bank, broker or other nominee and follow the voting procedures provided by them to vote your shares. Also, please note that if the holder of record of your shares is a broker, bank or other nominee and you wish to vote in person at the Annual Meeting, you must request a legal proxy from your bank, broker or other nominee that holds your shares and present that proxy and proof of identification at the Annual Meeting.
If I am the beneficial owner of shares held in “street name” by my broker or other nominee, will my broker or other nominee automatically vote my shares for me?
Shares held in street name are shares held electronically in the account of a broker or other nominee. The actual stockholder is referred to as the beneficial owner. Stock exchange rules applicable to brokers and other nominees grant them discretionary authority to vote your shares without receiving your instructions on certain matters. Your broker or other nominee has discretionary voting authority under these rules to vote your shares on the ratification of Ernst & Young LLP as our independent registered public accountants for the fiscal year ending September 28, 2024. However, unless you provide voting instructions to your broker or other nominee, they do not have authority to vote on the election of directors, approval of our executive compensation or amendments of our Amended and Restated Certificate of Incorporation. This is referred to as a “broker non-vote.” Such broker non-votes will not be considered as present and entitled to vote with respect to such non-routine matters and thus will have no effect on the outcome of the vote, except that with respect to the Exculpation Amendment and the Federal Forum Selection Amendment, such broker non-votes would have the same effect as if the shares represented thereby were voted against such proposal. Therefore, it is particularly important that beneficial owners instruct their brokers and other nominees on how they wish to vote their shares.
How will my shares be voted if I give my proxy but do not specify how my shares should be voted?
If you hold shares in your own name (i.e., do not hold shares in “street name”) and provide specific voting instructions, your shares will be voted at the Annual Meeting in accordance with your instructions. If you hold shares in your own name and return your signed proxy card but do not indicate your voting preferences, we will vote on your behalf (i) FOR the election of each director nominee; (ii) FOR the ratification of the selection of Ernst & Young LLP as our independent registered public accountants for the fiscal year ending September 28, 2024; (iii) FOR approval of our executive compensation on a non-binding, advisory basis; (iv) FOR approval of the Exculpation Amendment; and (v) FOR the Federal Forum Selection Amendment. If any other matter properly comes before the Annual Meeting, the designated proxies will vote on that matter in their discretion as well.

BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement   61

QUESTIONS AND ANSWERS ABOUT THIS ANNUAL MEETING
What constitutes a quorum?
Holders of a majority of the outstanding shares of our common stock entitled to vote at the Annual Meeting as of the record date must be present in person or represented by proxy at the Annual Meeting to constitute a quorum for the conduct of business at the Annual Meeting. Abstentions and broker non-votes will be treated as shares present for purposes of determining the presence of a quorum. An “abstention” occurs when a stockholder sends in a proxy with explicit instructions to decline to vote regarding a particular matter. A broker “non-vote” occurs when a broker or other nominee who holds shares for the beneficial owner is unable to vote those shares for the beneficial owner because the broker or other nominee does not have discretionary voting power for the proposal and has not received voting instructions from the beneficial owner of the shares.
How many votes are needed for approval of each proposal?
Each director must be elected by the affirmative vote of a majority of the votes cast with respect to each director by the shares present in person or represented by proxy and entitled to vote on the matter (Proposal 1). The affirmative vote of a majority of the shares present in person or by proxy and entitled to vote on the matter is required (i) to ratify the appointment of Ernst & Young LLP as our independent registered public accountants for the fiscal year ending September 28, 2024 (Proposal 2); and (ii) to approve, on an advisory, non-binding basis, our executive compensation (Proposal 3). The affirmative vote of the holders of a majority in voting power of all the shares entitled to vote generally in the election of directors, whether or not such shares vote on the proposal, shall be required to approve the Exculpation Amendment (Proposal 4) and to approve the Federal Forum Selection Amendment (Proposal 5). A broker non-vote or an abstention with respect to the election of directors is not a vote cast and, therefore, will have no effect on the outcome of the election of directors (Proposal 1). An abstention with respect to Proposal 2, Proposal 3, Proposal 4 or Proposal 5 will not be voted, although it will be counted for the purpose of determining the number of shares represented at the meeting and entitled to vote on the matter. Accordingly, an abstention will have the effect of a vote against Proposal 2, Proposal 3, Proposal 4 and Proposal 5. Broker non-votes have no effect on the outcome of the voting on Proposal 3, but will have the same effect as a vote against Proposal 4 and Proposal 5.
How can I change my vote?
You may revoke your proxy at any time before it is exercised by:
•
Delivering to the Secretary a written notice of revocation, dated later than the proxy, before the vote is taken at the Annual Meeting;

•
Delivering to the Secretary an executed proxy bearing a later date, before the vote is taken at the Annual Meeting; or

•
Attending the Annual Meeting and voting in person (your attendance at the Annual Meeting, in and of itself, will not revoke the proxy).

Any written notice of revocation, or later dated proxy, should be delivered to:
Berry Global Group, Inc.
101 Oakley Street
Evansville, Indiana 47710
Attention: Jason K. Greene, Chief Legal Officer and Secretary
Alternatively, you may hand deliver a written revocation notice, or a later dated proxy, to the Secretary at the Annual Meeting before we begin voting.
If your shares are held by a bank, broker or other nominee, you must follow the instructions provided by the bank, broker or other nominee if you wish to change your vote.
Does Berry offer an opportunity to receive future proxy materials electronically?
Yes. If you are a stockholder of record, you may, if you wish, receive future Proxy Statements and annual reports online. If you elect this feature, you will receive either a proxy card or an e-mail message notifying you when the

62   BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement

QUESTIONS AND ANSWERS ABOUT THIS ANNUAL MEETING
materials are available, along with a web address for viewing the materials. You may sign up for electronic delivery by marking and signing the appropriate spaces on your proxy card or by contacting our Investor Relations Department by e-mail at ir@berryglobal.com or by phone at (812) 306-2964. If you received these materials electronically, you do not need to do anything to continue receiving materials electronically in the future.
If you hold your shares in a brokerage account, you may also have the opportunity to receive proxy materials electronically. Please follow the instructions of your broker.
Electronic delivery saves Berry money by reducing printing and mailing costs. It will also make it convenient for you to receive your proxy materials online. Berry charges nothing for electronic delivery. You may, of course, incur the usual expenses associated with Internet access, such as telephone charges or charges from your Internet service provider.
You may discontinue electronic delivery at any time. For more information, contact our Investor Relations Department by e-mail at ir@berryglobal.com or by phone at (812) 306-2964.
Who can attend the Annual Meeting?
All stockholders of record as of December 27, 2023 can attend.
What do I do if I have additional questions?
If you have any questions prior to the Annual Meeting, please contact our Investor Relations Department by e-mail at ir@berryglobal.com or by phone at (812) 306-2964.

BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement   63

DELINQUENT SECTION 16(A) REPORTS
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our officers and directors, and persons who own more than 10% of existing common stock, to file with the Securities and Exchange Commission reports detailing their ownership of existing common stock and changes in such ownership. Officers, directors and greater-than-10% stockholders are required by Commission regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on review of the copies of such forms furnished to us, we believe that our officers, directors and greater-than-10% stockholders timely filed all reports they were required to file under Section 16(a) during fiscal 2023. However, a Section 16(a) Form 5 was filed within 45 days after the end of fiscal 2023 for Curtis L. Begle after it was discovered that during fiscal 2022 a Section 16(a) Form 4 was not filed to reflect the change in the beneficial ownership of 9,324 shares of Berry stock that were transferred from Mr. Begle’s GRAT to a grantor trust for the benefit of his minor child.
STOCKHOLDER PROPOSALS
We intend to file a Proxy Statement and a WHITE proxy card with the SEC in connection with our solicitation of proxies for the 2025 Annual Meeting. Stockholders may obtain our proxy materials (and any amendments and supplements thereto) and other documents as and when filed by the Company with the SEC without charge from the SEC’s website at: www.sec.gov.
Proposals Pursuant to Rule 14a-8
Under the rules of the Securities and Exchange Commission, any of our stockholders wishing to have a proposal considered for inclusion in our 2025 proxy solicitation materials must set forth such proposal in writing and file it with our Secretary on or before the close of business on September 6, 2024. However, if the date of the 2025 Annual Meeting is more than 30 days before or after February 14, 2025, then the deadline for submitting any stockholder proposal for inclusion in the proxy materials relating to such Annual Meeting will be a reasonable time before we begin to print or mail such proxy materials. The inclusion of any such stockholder proposals in such proxy materials will be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended, including Rule 14a-8.
Proxy Access Director Nominees
Pursuant to the proxy access provisions of our Bylaws, our stockholders are entitled to nominate and include in our proxy materials director nominees, provided that the eligibility and procedural requirements specified in our Bylaws, including advance notice requirements, are satisfied. The notice must be delivered to the Secretary at our principal executive offices, at the address set forth above, not less than 120 days nor more than 150 days prior to the anniversary of the date we commenced the mailing of our proxy materials in connection with the most recent annual meeting of stockholders. As a result, any notice given by a stockholder pursuant to the proxy access provisions of our Bylaws with respect to the 2025 Annual Meeting must be received no earlier than the close of business on August 7, 2024, and no later than the close of business on September 6, 2024. However, in the event that the date of the 2025 Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the 2024 Annual Meeting, the notice, to be timely, must be delivered not earlier than the close of business on the 180th day and not later than the close of business on the 150th day prior to the date of the 2025 Annual Meeting (or, if the first public announcement of the meeting is less than 160 days prior to the date of the meeting, the tenth day following the day on which the meeting is publicly announced).
The complete requirements for submitting a nominee for inclusion in our proxy materials are set forth in our Bylaws, a copy of which can be obtained upon request directed to the Secretary at our principal executive offices at the address set forth above.
Other Proposals and Nominees
Any stockholder who wishes to propose any business to be considered by the stockholders at the 2025 Annual Meeting or who wants to nominate a person for election to the Board of Directors at that meeting, other than (i) a

64   BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement

STOCKHOLDER PROPOSALS
proposal for inclusion in the Proxy Statement pursuant to Securities and Exchange Commission regulations or (ii) pursuant to the proxy access Bylaw provisions, in each case as described above, must provide a written notice that sets forth the specified information described in our Bylaws concerning the proposed business or nominee. The notice must be delivered to the Secretary at our principal executive offices, at the address set forth above, not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the first anniversary of the date of the 2024 Annual Meeting. As a result, any notice given by a stockholder pursuant to these provisions of our Bylaws (and not pursuant to the Securities and Exchange Commission regulations relating to stockholder proposals for inclusion in the proxy materials or pursuant to the proxy access provisions of our Bylaws) must be received no earlier than the close of business on October 17, 2024, and no later than the close of business on November 16, 2024, unless our Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from such anniversary date, in which case the stockholder’s notice must be received not earlier than the close of business on the 120th day and not later than the close of business on the 90th day prior to the date of the Annual Meeting (or, if the first public announcement of the meeting is less than 100 days prior to the date of the meeting, the tenth day following the day on which the meeting is publicly announced). The complete requirements for the notice are set forth in our Bylaws, a copy of which can be obtained upon request directed to the Secretary at our principal executive offices at the address set forth above.
Our Board of Directors will review any stockholder proposals and nominations that are made according to the procedures described above and, with the assistance of the Secretary, will determine whether such proposals and nominations meet applicable criteria for inclusion in our proxy solicitation materials or consideration at the Annual Meeting. In addition, we retain discretion to vote proxies on matters of which we are not properly notified at our principal executive offices on or before the close of business on the applicable stockholder proposal filing deadline and also retain that authority under certain other circumstances.
Universal Proxy Rules
In addition to satisfying the foregoing requirements, including the timing and other requirements, under the Bylaws summarized above under “— Other Proposals and Nominees,” to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees for the 2025 Annual Meeting must also provide notice to Secretary of the Company, whose address is 101 Oakley Street, Evansville, IN 47710, that sets forth all information required by Rule 14a-19 under the Securities Exchange Act of 1934 no later than December 16, 2024 (or, if the 2025 Annual Meeting is called for a date that is not within 30 calendar days of the anniversary of the date of the 2024 Annual Meeting, then notice must be provided by the later of 60 calendar days prior to the date of the 2025 Annual Meeting or by the close of business on the tenth calendar day following the day on which public announcement of the date of the 2025 Annual Meeting is first made). A shareholder seeking to utilize the universal proxy rules must comply with those rules and must also comply with our Bylaws, including the obligation to provide timely notice (not less than 90 nor more than 120 days before the anniversary of the prior year’s meeting) as described above under “— Other Proposals and Nominees.”
OTHER MATTERS
Our Board of Directors knows of no other matters to be brought before this Annual Meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote such proxy in accordance with his or her judgment on such matters.
EXPENSES OF SOLICITATION
The entire expense of soliciting proxies, including preparing, assembling, printing and mailing the proxy form and the material used in the solicitation of proxies, will be paid by us. Solicitations may be made in person or by mail, telephone, facsimile or other means of electronic communication by our directors, officers and other employees, and none of those persons will receive any additional compensation in connection with the solicitation. We also will request record holders of shares beneficially owned by others to forward this Proxy Statement and related materials to the beneficial owners of such shares and will reimburse those record holders for their reasonable expenses incurred in doing so.

BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement   65

HOUSEHOLDING OF PROXY MATERIALS
We have adopted a procedure permitted by Securities and Exchange Commission rules that is commonly referred to as “householding.” Under this procedure, a single Proxy Statement and annual report are delivered to multiple stockholders sharing an address unless we receive contrary instructions from any stockholder at that address. We will continue to send a separate proxy card to each stockholder of record. We have adopted this procedure because we believe it reduces the volume of duplicate information stockholders receive and helps to reduce our printing and postage costs. A number of brokers with account holders who are Berry stockholders will be “householding” our proxy materials and annual reports as well.
If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Proxy Statement and annual report, or if you and other stockholders sharing your address are receiving multiple copies of the proxy materials and you would like to receive only a single copy of such materials in the future, please notify your broker if you hold your Berry shares through a broker, or notify us directly if you are a stockholder of record by contacting our Investor Relations Department by e-mail at ir@berryglobal.com or by phone at (812) 306-2964. We will send promptly additional copies of the relevant materials following receipt of a request for additional copies.
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
Statements contained in this Proxy Statement that are not historical facts are “forward-looking” statements under the Private Securities Litigation Reform Act of 1995. These forward-looking statements, including but not limited to, statements concerning, our business strategy and strategic priorities, our goals or targets, our director succession plans and plans for our corporate responsibility and sustainability program. These forward-looking statements are based on our current expectations and are subject to risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements. All forward-looking statements are made only as of the date hereof, and we undertake no obligation to publicly update or revise any forward-looking statement as a result of new information, future events or otherwise, except as otherwise required by law. Additionally, we caution readers that the list of important factors discussed in the section titled “Risk Factors” in our Annual Report on Form 10-K may not contain all of the material factors that are important to you. In addition, in light of these risks and uncertainties, the matters referred to in the forward-looking statements contained in this Proxy Statement may not in fact occur. Accordingly, readers should not place undue reliance on those statements.
Kevin J. Kwilinski
Chief Executive Officer
January 4, 2024
Evansville, Indiana

66   BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement

Annex A
CERTIFICATE OF AMENDMENT OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF BERRY GLOBAL GROUP, INC.
Berry Global Group, Inc. (the “Corporation”), a corporation organized and existing under the laws and by virtue of the General Corporation Law of the State of Delaware,
DOES HEREBY CERTIFY:
1.
This Certificate of Amendment (the “Certificate of Amendment”) amends the Amended and Restated Certificate of Incorporation of the Corporation (the “Amended and Restated Certificate of Incorporation”) filed with the Secretary of State of the State of Delaware on March 6, 2015, as amended by the Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware effective on March 2, 2017, as amended by the Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware effective on April 13, 2017, as amended by the Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware effective on March 6, 2019, and as amended by the Certificate of Amendment of the Amended and Restated Certificate of Incorporation effective on February 24, 2021, and has been duly adopted by the Board of Directors of the Corporation by unanimous written consent in lieu of a meeting in accordance with Sections 141(f) and 242 of the General Corporation Law of the State of Delaware (the “DGCL”) and by the stockholders of the Corporation in accordance with Section 242 of the DGCL at an annual meeting held on February 14, 2024.

2.
Article IX of the Amended and Restated Certificate of Incorporation is hereby deleted in its entirety and replaced with the following:

“To the fullest extent permitted by the DGCL, a director or officer of the Corporation will not be liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer except for liability (i) for any breach of the director’s or officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) of the director under Section 174 of the DGCL (or any successor provision thereto), or (iv) for any transaction from which the director or officer derived any improper personal benefit. Any repeal or amendment or modification of this Article IX by the stockholders of the Corporation or by changes in applicable law, or the adoption of any provision of this Certificate of Incorporation inconsistent with this Article IX, will, to the extent permitted by applicable law, be prospective only (except to the extent such amendment or change in applicable law permits the Corporation to provide a broader limitation on a retroactive basis than permitted prior thereto), and will not adversely affect any limitation on the personal liability of any director or officer of the Corporation at the time of such repeal or amendment or modification or adoption of such inconsistent provision. If any provision of the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of our directors or officers will be eliminated or limited to the fullest extent permitted by the DGCL, as so amended.”
3.
Except as amended hereby, all other provisions of the Amended and Restated Certificate of Incorporation shall remain in full force and effect.

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BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement   A-1

Annex A
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Jason K. Greene, its Executive Vice President, Chief Legal Officer and Secretary, this [•] day of February, 2024.
BERRY GLOBAL GROUP, INC.
By:

Name: Jason K. Greene
Title:
Executive Vice President, Chief Legal Officer and Secretary

A-2   BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement

Annex B
CERTIFICATE OF AMENDMENT OF THE AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF BERRY GLOBAL GROUP, INC.
Berry Global Group, Inc. (the “Corporation”), a corporation organized and existing under the laws and by virtue of the General Corporation Law of the State of Delaware,
DOES HEREBY CERTIFY:
1.
This Certificate of Amendment (the “Certificate of Amendment”) amends the Amended and Restated Certificate of Incorporation of the Corporation (the “Amended and Restated Certificate of Incorporation”) filed with the Secretary of State of the State of Delaware on March 6, 2015, as amended by the Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware effective on March 2, 2017, as amended by the Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware effective on April 13, 2017, as amended by the Certificate of Amendment of the Amended and Restated Certificate of Incorporation of the Corporation filed with the Secretary of State of the State of Delaware effective on March 6, 2019, and as amended by the Certificate of Amendment of the Amended and Restated Certificate of Incorporation effective on February 24, 2021, and has been duly adopted by the Board of Directors of the Corporation by unanimous written consent in lieu of a meeting in accordance with Sections 141(f) and 242 of the General Corporation Law of the State of Delaware (the “DGCL”) and by the stockholders of the Corporation in accordance with Section 242 of the DGCL at an annual meeting held on February 14, 2024.

2.
Article XV of the Amended and Restated Certificate of Incorporation is hereby deleted in its entirety and replaced with the following:

“(a)   Unless the Corporation consents in writing to the selection of an alternative forum, the Court of Chancery of the State of Delaware shall be the sole and exclusive forum for ~~(a)~~(i) any derivative action, suit or proceeding brought on behalf of the Corporation, ~~(b)~~(ii) any action, suit or proceeding asserting a claim of breach of a fiduciary duty owed by any director, officer, employee or agent of the Corporation to the Corporation or the Corporation’s stockholders, ~~(c)~~(iii) any action, suit or proceeding asserting a claim arising pursuant to any provision of the DGCL, or ~~(d)~~(iv) any action, suit or proceeding asserting a claim governed by the internal affairs doctrine, in each such case subject to such Court of Chancery of the State of Delaware having personal jurisdiction over the indispensable parties named as defendants therein.
(b)   Unless the Corporation consents in writing to the selection of an alternative forum, the federal district courts of the United States shall be the exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act of 1933, as amended, including all causes of actions asserted against any defendant to such complaint.
(c)   Any person or entity purchasing or otherwise acquiring any interest in any share of capital stock of the Corporation shall be deemed to have notice of and consent to the provisions of this Article XV. This Article XV is intended to benefit and may be enforced by the Corporation, its officers and directors, the underwriters to any offering giving rise to such complaint, and any other professional or entity whose profession gives authority to a statement made by that person or entity and who has prepared or certified any part of the documents underlying the offering. Notwithstanding the foregoing, the provisions of this Article XV shall not apply to suits brought to enforce any liability or duty created by the Exchange Act of 1934, as amended, or any other claim for which the federal courts of the United States have exclusive jurisdiction.
(d)   Any person or entity purchasing or otherwise acquiring any interest in any share of capital stock of the Corporation shall be deemed to have notice of and consent to the provisions of this Article XV.”
3.
Except as amended hereby, all other provisions of the Amended and Restated Certificate of Incorporation shall remain in full force and effect.

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BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement   B-1

Annex B
IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by Jason K. Greene, its Executive Vice President, Chief Legal Officer and Secretary, this [•] day of February, 2024.
BERRY GLOBAL GROUP, INC.
By:
Name:
Jason K. Greene

Title:
Executive Vice President, Chief Legal Officer and Secretary

B-2   BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement

Annex C
RECONCILIATIONS OF GAAP TO NON-GAAP NUMBERS
Reconciliation of Net income and earnings per share (EPS) to adjusted operating income, operating earnings before interest, tax, depreciation and amortization (EBITDA), and adjusted EPS
(in millions of USD, except per share data amounts)
Fiscal Year Ended
September 30, 2023
Net income	$609
Add: other expense	31
Add: interest expense	306
Add: income tax expense	133
Operating income	$1,079
Add: restructuring and transaction activities	102
Add: other non-cash charges(1)	54
Adjusted operating income	$1,235
Add: depreciation	575
Add: amortization of intangibles	243
Operating EBITDA	$2,053
Net income per diluted share	$4.95
Other expense, net	0.25
Restructuring and transaction activities	0.83
Amortization of intangibles from acquisitions(2)	1.98
Income tax impact on items above	(0.59)
Adjusted net income per diluted share	$7.42
Reconciliation of Cash flow from operating activities to Free cash flow
(in millions of USD)
Cash flow from operating activities	$1,615
Net additions to property, plant, and equipment	(689)
Free cash flow	$926

(1)
Other non-cash charges are primarily stock compensation expense.

(2)
Amortization of intangibles from acquisition are added back to better align our calculation of adjusted EPS with peers.

BERRY GLOBAL GROUP, INC.  |  2024 Proxy Statement   C-1

Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY V26094-P01390 1a. B. Evan Bayh 1. Election of Directors Nominees: 1d. Idalene F. Kesner 1b. Jonathan F. Foster 1c. Meredith R. Harper 1e. Kevin J. Kwilinski 1f. Jill A. Rahman 1g. Carl J. Rickertsen 1i. Robert A. Steele 2. To ratify the selection of Ernst & Young LLP as Berry's independent registered public accountants for the fiscal year ending September 28, 2024. 1h. Chaney M. Sheffield 1j. Stephen E. Sterrett 1k. Peter T. Thomas The Board of Directors recommends you vote FOR proposals 2, 3, 4 and 5. NOTE: Such other business as may properly come before the meeting or any adjournment thereof. 3. To approve, on an advisory, non-binding basis, our executive compensation. 4. To approve a proposal to amend our Amended and Restated Certificate of Incorporation to include an officer exculpation provision. 5. To approve a proposal to amend the exclusive forum provision in our Amended and Restated Certificate of Incorporation to make the United States federal courts the exclusive forum for any federal securities law claims. For Against Abstain
For Against Abstain ! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !! ! !Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. BERRY GLOBAL GROUP, INC. The Board of Directors recommends you vote FOR each of the director nominees named below in proposal 1. BERRY GLOBAL GROUP, INC. 101 OAKLEY STREET EVANSVILLE, IN 47710-0959 ! ! !! ! !! ! !! ! !! ! !Please indicate if you plan to attend this meeting. Yes No ! !! ! !VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. SCAN TO VIEW MATERIALS & VOTE

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com. V26095-P01390 BERRY GLOBAL GROUP, INC. Annual Meeting of Stockholders February 14, 2024 10:00 AM CST This proxy is solicited by the Board of Directors The stockholder hereby appoints Kevin J. Kwilinski, Chief Executive Officer, and Jason K. Greene, Executive Vice President and Chief Legal Officer, and each of them, the true and lawful proxies of the stockholder, with several powers of substitution, to each independently and without the other vote all shares of Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders of BERRY GLOBAL GROUP, INC. to be held on February 14, 2024 and at any and all adjournments or postponements thereof, in accordance with the instructions on the reverse side, and in accordance with their best judgment in connection with such other business (including, in the event that any director nominee named in this proxy card is unwilling or unable to serve, the election of any substitute therefore) as may properly come before the Annual Meeting. The stockholder hereby revokes all prior proxies that the stockholder has given with respect to the Annual Meeting. This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations. Continued and to be signed on reverse side